UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ViroPharma Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VIROPHARMA INCORPORATED

730 Stockton Drive

Exton, Pennsylvania 19341

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2012

To Our Stockholders:

Our annual stockholders’ meeting will be held on Monday, May 21, 2012 at 10:00 a.m., local time, at The Desmond Hotel, One Liberty Boulevard, Malvern, PA, 19355 for the following purposes:

1. To elect three (3) Class I directors to our board of directors. Each director elected by the stockholders will serve for a three-year term expiring at the 2015 annual stockholders’ meeting and until each such director’s successor has been elected and qualified.

2. To approve the amendment and restatement of our 2005 Equity Incentive Plan to increase the number of shares of common stock available for issuance under that plan by 2,500,000 shares as well as additional revisions as described in proposal 2 of the proxy statement.

3. To approve, on an advisory basis, the compensation of our executives.

4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

5. To transact any other business that may properly arise at the meeting.

Any action may be taken on these matters at the annual meeting, or on the date to which the annual meeting may be continued, postponed or adjourned. Our board of directors has chosen April 2, 2012 as the record date for determining the stockholders who will be entitled to receive notice of our annual meeting and to vote at that meeting. We will maintain a complete list of our stockholders entitled to vote at the annual meeting at our headquarters, located at 730 Stockton Drive, Exton, Pennsylvania, for a period of ten days before the annual meeting.

The proxy statement included with this notice discusses each of our proposals to be considered at the annual meeting of stockholders. We also have included a copy of our annual report to stockholders for the year ended December 31, 2011 for your review.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders on May 21, 2012

While we are sending you this full set of proxy materials, this notice of annual meeting of stockholders, the proxy statement and our annual report to stockholders for the year ended December 31, 2011 are also available at www.proxyvote.com. Information included on our website, other than the notice of annual meeting of stockholders, the proxy statement and the annual report to stockholders for the year ended December 31, 2011, is not part of the proxy soliciting materials.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible so that we can count your vote. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

By order of the board of directors,
J. Peter Wolf
Vice President, General Counsel and Secretary

April 6, 2012

Exton, Pennsylvania

VIROPHARMA INCORPORATED

730 Stockton Drive

Exton, Pennsylvania 19341

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2012

We are sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at our 2012 annual meeting of stockholders, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement. The annual meeting will be held on May 21, 2012 at 10:00 a.m., local time, at The Desmond Hotel, One Liberty Boulevard, Malvern, PA, 19355. If you need directions to the annual meeting, please contact Investor Relations at (610) 458-7300. We began mailing this proxy statement and the accompanying proxy card on or about April 13, 2012. We have also included our annual report to stockholders for the year ended December 31, 2011 for your review. The annual report to stockholders is not part of the proxy soliciting materials.

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including (i) the election of Class I directors, (ii) the approval of an amendment and restatement of our 2005 Equity Incentive Plan to increase the number of shares of common stock available for issuance under that plan by 2,500,000 shares as well as additional revisions as described in proposal 2 (the “2005 Equity Incentive Plan Amendment”), (iii) to approve, on an advisory basis, the compensation of our executives and (iv) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

Who is entitled to vote at the annual meeting?

Only holders of our common stock, $0.002 par value per share, as of the close of business on April 2, 2012, the record date, are entitled to receive notice of our annual meeting and to vote at the meeting. On April 2, 2012, there were 69,724,485 shares of our common stock outstanding. Each common stockholder that is entitled to vote will have the right to one vote for each share of common stock outstanding in such stockholder’s name at the close of business on the record date.

Do I have to attend the meeting in order to vote?

No. If you want to have your vote count at the meeting, but not actually attend the meeting in person, you may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Internet—If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card.

By Telephone—You may submit your proxy from any location in the United States or Canada by following the “Vote by Telephone” instructions on the proxy card.

By Mail—You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope. If you hold your shares in street name, you should follow the directions provided by your broker or nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below.

If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “FOR,” or to “WITHHOLD” your authority to vote your shares for the nominees for the board of directors. The proxy card also provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with our proposal to approve the 2005 Equity Incentive Plan Amendment, our proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm for fiscal 2012 and our proposal to approve (on an advisory, non-binding basis) the compensation of our named executive officers. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted FOR the election of the three (3) Class I director nominees, FOR the approval of the 2005 Equity Incentive Plan Amendment, FOR the approval of the compensation of our named executive officers, and FOR the ratification of KPMG LLP as our independent registered public accounting firm for fiscal 2012.

What if my shares are held in “street name?”

If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. For example, we believe that brokers that do not receive instructions from you are entitled to vote those shares to ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2012. In addition, pursuant to New York Stock Exchange (NYSE) rules, your broker will NOT be able to vote your shares with respect to the election of directors, the approval of the 2005 Equity Incentive Plan Amendment and the advisory vote on executive compensation if you have not provided directions to your broker. We strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

How many shares entitled to vote must be present to conduct business at the annual meeting?

We need a quorum of stockholders to hold a valid annual meeting. A quorum will be present if a majority of the common stock outstanding and entitled to vote at the annual meeting is present in person or by proxy. If a quorum is present, we will be able to conduct business at the meeting. Broker non-votes and votes withheld are counted as present for the purpose of establishing a quorum.

What are the recommendations of our board of directors?

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

•	FOR the election of the Class I director nominees (see PROPOSAL 1);

•	FOR approval of the 2005 Equity Incentive Plan Amendment (see PROPOSAL 2);

•	FOR the advisory resolution approving the compensation of our named executive officers as described in this proxy statement (see PROPOSAL 3); and

•	FOR the ratification of KPMG LLP as our independent registered public accounting firm for fiscal 2012 (see PROPOSAL 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to the election of a Class I director, proposal 1, will not be voted with respect to the director indicated, although they will be counted for purposes of determining whether there is a quorum present at the meeting. As a result, the director nominee receiving the highest number of votes for each available seat will be elected to our board of directors.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the 2005 Equity Incentive Plan Amendment and to ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2012 is required for approval of proposals 2 and 4. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Because broker non-votes are not counted as votes for or against these resolutions, they will have no effect on the outcome of the vote, although they will be counted for purposes of determining whether there is a quorum present at the meeting.

The affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote is required for the advisory vote on executive compensation in proposal 3. Because this vote is advisory and is not binding on our board of directors, the compensation committee, which is responsible for designing and administering our executive compensation program, will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote, although they will be counted for purposes of determining whether there is a quorum present at the meeting.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our amended and restated certificate of incorporation or amended and restated bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote “AGAINST” the particular matter.

Can I change my vote after I return the proxy card?

Yes. You may change your proxy instructions at any time prior to the vote being taken at the annual meeting. For shares held directly in your name, you may accomplish this by sending a written revocation or delivering a new proxy bearing a later date (which automatically revokes the earlier proxy) before the annual meeting to our corporate secretary, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you in street name through your broker or nominee, you may accomplish this by submitting new voting instructions to your broker or nominee.

How can I get additional information about the company?

We will provide you (without charge) with a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Please address your requests for such documents to our Vice President, General Counsel and Secretary of ViroPharma Incorporated, 730 Stockton Drive, Exton, Pennsylvania 19341, telephone number (610) 458-7300.

Householding of Annual Meeting Materials

If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (telephone number:1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call our Vice President, General Counsel and Secretary of ViroPharma Incorporated, 730 Stockton Drive, Exton, Pennsylvania 19341, telephone number (610) 458-7300. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting our Vice President, General Counsel and Secretary in the same manner.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2012

Our 2012 notice of annual meeting and proxy statement and 2011 annual report to stockholders are available at www.proxyvote.com.

Please see “About the Annual Meeting” beginning on page 1 of this proxy statement for the following information:

•	Date, time and location of the 2012 annual meeting.

•	How to obtain directions to the meeting.

•	How to vote in person at the meeting.

•	An identification of each separate matter to be acted on at the annual meeting.

•	The recommendations of our board of directors regarding those matters.

Rules adopted by the Securities and Exchange Commission allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to stockholders. However, in the future we may take advantage of the Internet distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of annual meeting and proxy statement via the Internet. It would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

CORPORATE GOVERNANCE

In accordance with the General Corporation Law of the State of Delaware and our amended and restated certificate of incorporation and amended and restated bylaws, our business, property and affairs are managed under the direction of the board of directors. Although our directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the board of directors and committees of the board of directors.

Our corporate governance and nominating committee maintains our Corporate Governance Guidelines, which address the composition and operation of the board of directors. These guidelines are available on the Investor section of our website (www.viropharma.com) by selecting “Investors” and then “Corporate Governance”. In accordance with these guidelines, our chief executive officer, Mr. Milano serves as our Chairman of the board of directors and Mr. Pien serves as Lead Independent Director of the board of directors.

Our board of directors has determined that each of the directors listed below, with the exception of Mr. Milano, is independent under applicable NASDAQ rules. Mr. Milano is not an independent director because of his current employment as our chief executive officer.

Our board of directors currently consists of eight directors. The board consists of three classes of directors, with each director serving a three-year term. The members of the board of directors on the date of this proxy statement, and the committees of the board on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Paul A. Brooke	*

William D. Claypool, M.D.		*

Michael R. Dougherty	**		*

Robert J. Glaser		**

John R. Leone	*

Julie H. McHugh

Vincent J. Milano

Howard H. Pien			**

*	Member
**	Chair

Board Leadership Structure and Role in Risk Oversight

The board evaluates its leadership structure and role in risk oversight on a periodic basis. The board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of our company or other relevant factors. As further discussed below, after considering these factors, the board determined that continuing to combine the positions of Chairman of the board and chief executive officer is the appropriate board leadership structure at this time.

The board currently combines the role of Chairman of the board with the role of chief executive officer, coupled with a lead independent director position to further strengthen the governance structure. The board believes this provides an efficient and effective leadership model for our company and leverages Mr. Milano’s long tenure with and institutional knowledge of our company. Combining the chairman and chief executive officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

The board has also established a strong, independent, clearly-defined lead director role. The lead independent director presides at all meetings of the board at which the Chairman is not present; including executive sessions of the independent directors; serves as liaison between the Chairman and the independent directors; is involved in establishing the agendas for meetings of the board of directors and the nature of information presented at such meetings and has the authority to call meetings of the independent directors. In addition, the board of directors regularly holds executive sessions of the independent directors to assure effective independent oversight. In 2011, the board of directors met five (5) times in executive session.

The board is also responsible for oversight of our risk management practices while management is responsible for the day-to-day risk management processes. Our executive management team evaluates enterprise risks and shares their assessment of such risks with a board committee or the full board for oversight. The nominating and corporate governance committee receives periodic reports from management regarding the most significant risks facing us and assists the board in its oversight role. In addition, financial risks and our internal control environment are overseen by the audit committee and the compensation committee considers how risks taken by management could impact the value of executive compensation.

Committees and Meetings of the Board

The board of directors has a compensation committee, an audit committee and a nominating and corporate governance committee. During 2011, the board of directors held eight (8) meetings, the compensation committee held six (6) meetings, the audit committee held seven (7) meetings and the nominating and corporate governance committee held two (2) meetings. All directors attended at least 75% of the combined number of full board meetings and meetings of board committees on which each such director served. Our Corporate Governance Guidelines provide that members of the board of directors are expected to attend our annual meeting of stockholders. All of the members of our board of directors were in attendance at our 2011 annual meeting.

If you would like to communicate with our board of directors, please send a letter to the following address: ViroPharma Incorporated, Attention: Board of Directors c/o General Counsel and Secretary, ViroPharma Incorporated, 730 Stockton Drive, Exton, Pennsylvania 19341. Our General Counsel will review each such communication and forward a copy or summary to each member of the board of directors if such correspondence relates to the functions of the board or its committees or that otherwise require the board’s attention.

Compensation Committee

The compensation committee’s responsibilities include: (i) overseeing our incentive compensation plans and equity-based plans, (ii) annually reviewing and approving the salary and other compensation of our chief executive officer and other executive officers, (iii) reviewing incentive compensation arrangements to ensure that such compensation arrangements do not encourage unnecessary risk taking, (iv) reviewing and recommending the frequency with which the company should permit stockholders to have an advisory vote on executive compensation (say on pay) and the results of say on pay resolutions, and (v) annually establishing the parameters for the compensation of all other employees. The compensation committee charter is available on the Investor section of our website (www.viropharma.com) by selecting “Investors” and then “Corporate Governance”. The current members of the compensation committee are Mr. Glaser (Chairman) and Dr. Claypool, each of whom are independent under applicable NASDAQ rules.

The compensation committee has the authority to delegate authority to subcommittees. The compensation committee has previously delegated authority to make option grants to non-executive employees from a pool of options approved by the compensation committee to a committee comprised of Vincent Milano and J. Peter Wolf.

Audit Committee

The audit committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accounting firm, (ii) appointing, replacing and discharging the independent registered public accounting firm, (iii) pre-approving the professional services provided by the independent registered public accounting firm, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent registered public accounting firm, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent registered public accounting firm. The charter was amended in May 2005 and is available on the Investor section of our website (www.viropharma.com) by selecting “Investors” and then “Corporate Governance”. The current members of the audit committee are Mr. Dougherty (Chairman), Mr. Brooke and Mr. Leone, each of whom meets the definition of an “independent” director as set forth in the NASDAQ rules and the rules of the Securities and Exchange Commission. The board of directors has determined that Mr. Dougherty is an “audit committee financial expert,” as such term is defined under the rules of the Securities and Exchange Commission.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of our Corporate Governance Guidelines. In addition, the nominating and corporate governance committee is responsible for (i) reviewing the composition and size of the board, (ii) reviewing and determining the eligibility criteria for board candidates, (iii) assessing the range of skills and expertise of candidates (in consultation with the Chairman of the board of directors), (iv) recommending candidates to the board for nomination, and (v) oversees the procedures for conducting the assessment of the board of directors. The charter of the nominating and corporate governance committee is available on the Investor section of our website (www.viropharma.com) by selecting “Investors” and then “Corporate Governance”. The current members of the nominating committee are Mr. Pien (Chairman) and Mr. Dougherty. Each member of the nominating and corporate governance committee is independent within the meaning of SEC regulations, the listing standards of the NASDAQ Stock Market and our Corporate Governance Guidelines.

Director Nominations

The nominating and corporate governance committee seeks director candidates based upon a number of qualifications, including their independence, knowledge, judgment, character, leadership skills, education and experience. The board particularly emphasizes a candidate’s judgment, integrity, ethics, and his or her independence, entrepreneurial instincts, commitment to our values and ability to work as a member of a team. The candidate’s background should include pharmaceutical related clinical or commercial experience, experience in business development, exposure to reimbursement issues and hospital settings or experiences in finance related areas. The board does not generally rely upon third-party search firms to identify board candidates. Instead, the board relies on recommendations from a wide variety of its business contacts, including current executive officers, directors and stockholders, as a source for potential board candidates. The nominating and corporate governance committee evaluates the above criteria as well as the current composition of the board of directors and the need for audit committee expertise. The nominating and corporate governance committee also considers the diversity of the background, professional experience, education and skill set in identifying the director nominees but does not have a formal diversity policy. The nominating and corporate governance committee then nominates the candidates that it believes best suit our needs. After completing this evaluation, the nominating and corporate governance committee makes a recommendation to the full board of directors as to the persons who should be nominated by the board of directors, and the board of directors determines the nominees after considering the recommendation of the nominating and corporate governance committee.

The board of directors will consider stockholder recommendations for directors sent to the General Counsel and Secretary, ViroPharma Incorporated, 730 Stockton Drive, Exton, Pennsylvania 19341. Stockholder recommendations for directors should include (i) the name and address of the stockholder recommending the person to be nominated, (ii) a representation that the stockholder is a holder of record of our common stock, including the number of shares held and the period of holding, (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee, (iv) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and (v) the consent of the recommended nominee to serve as a director of ours if so elected. Stockholders’ nominees that comply with these procedures will receive the same consideration by the board of directors that other nominees receive.

Compensation of Directors

During 2011 we reviewed our board compensation practices with an independent consultant. Following the review, we revised our board compensation practices to eliminate fees based on attendance at meetings. The compensation policy in effect during 2011 included the following cash payments to directors that were non-executive officers of the company, and directors that are not affiliated with a person or entity that has been granted a contractual right to appoint a director to the board of directors:

Description	Annual Amount
Annual Retainer	$40,000
Additional Retainer for Lead Independent Director	$10,000
Committee Chair Retainer	Audit Committee: $20,000
Compensation Committee: $10,000
Nominating and Governance Committee: $5,000
Committee Retainer (non Chair)	Audit Committee: $10,000
Compensation Committee: $8,000
Nominating and Governance Committee: $5,000

Independent directors also receive equity compensation as follows:

•

an option grant to purchase 12,500 shares, vesting in equal increments over three years, upon their initial election to the board as well as option grants annually to purchase 15,000 shares of our common stock that vest one year after the date of grant; and

•

6,250 Restricted Stock Units (“RSUs”) upon their initial election to the board which shall vest in equal increments over three (3) years as well as 4,500 RSUs annually which shall vest in full after one (1) year from the date of grant.

In February 2011, each of our directors, other than Mr. Milano, received the annual option grant to purchase 15,000 shares of our common stock as well as 4,500 RSUs. We also reimbursed directors for travel expenses incurred in connection with attending board, committee and stockholder meetings. We do not provide retirement benefits or other perquisites to non-employee directors under any current program.

Each of our directors and officers are parties to an indemnification agreement with us. Under these agreements, our directors and officers will be indemnified against liabilities and expenses incurred in connection with their services to us to the fullest extent permitted under Delaware law. These indemnification rights are subject to each director and officer meeting the applicable standard of care and to a determination to provide such indemnification by a majority of disinterested directors or by independent counsel.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Stock Awards ($)(2)(3)	Total ($)
Paul Brooke	$53,000	$152,276	$77,850	$283,126

William Claypool	$48,000	$152,276	$77,850	$278,126

Michael Dougherty	$65,000	$152,276	$77,850	$295,126

Robert J. Glaser	$50,000	$152,276	$77,850	$280,126

John Leone	$50,827	$152,276	$77,850	$280,953

Howard H. Pien	$64,343	$152,276	$77,850	$294,469

(1)	Consists of payments as described above as well as reimbursement of travel expenses as follows: Mr. Brooke, $3,000, Mr. Leone, $830 and Mr. Pien $9,343.

(2)	On February 21, 2011, each of the non-employee directors received a grant of stock options to purchase 15,000 shares of our common stock at an exercise price of $17.30 per share, which vest one year after the date of grant and 4,500 RSUs, which vest one year after the date of grant.
(3)	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). A discussion of assumptions used in calculating award values may be found in Note 12 to our 2011 audited financial statements in our Form 10-K. At the fiscal year ended December 31, 2011, the aggregate number of stock options outstanding for each independent director was as follows: Mr. Brooke 110,000 Dr. Claypool 93,641; Mr. Dougherty 55,000; Mr. Glaser 70,000; Mr. Leone 70,000; and Mr. Pien 67,500. In addition, each independent director held 4,500 restricted stock units at December 31, 2011 which vested in February 2012.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics applicable to our principal executive officer and principal financial and accounting officer and persons performing similar functions. In addition, the Code of Business Conduct and Ethics applies to our employees, officers, directors, agents and representatives. Our Code of Business Conduct and Ethics is intended to comply with the rules of the Securities and Exchange Commission and NASDAQ rules. The Code of Business Conduct and Ethics was amended in February 2010 and filed with Securities and Exchange Commission as an exhibit to our Form 8-K filed on February 24, 2010. The Code of Business Conduct and Ethics is available on our website at www.viropharma.com by selecting “Investors” and then “Corporate Governance”.

Majority Vote Policy

Our board adopted a Majority Vote Policy which sets forth our procedures to be followed if a director-nominee is elected, but receives a majority of “withheld” votes. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation following certification of the stockholder vote. The Corporate Governance Committee is then required to make a recommendation to the board of directors with respect to any such letter of resignation. The board of directors is required to take action with respect to this recommendation and to disclose its decision-making process. The policy is available on our website at www.viropharma.com by selecting “Investors” and then “Corporate Governance”.

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eight (8) directors. The board consists of three classes of directors, with each director serving a three-year term. Each year, one class of directors comes up for election. At the annual meeting, stockholders will vote on the election of three (3) Class I directors. The Class I directors elected at the annual meeting of stockholders will serve until the 2015 annual meeting of stockholders and until each such director’s successor has been elected and qualified, except if the director resigns, is removed or dies before such time.

The Class I nominees for election to the board of directors at the annual meeting are Paul A. Brooke, Michael R. Dougherty and Robert J. Glaser. The Class II directors presently are William D. Claypool, M.D. and Julie H. McHugh. The Class III directors presently are John R. Leone, Vincent J. Milano and Howard H. Pien.

The affirmative vote of a plurality of shares of the common stock present or represented by proxy at the annual meeting and entitled to vote is required for the election of each of Paul A. Brooke, Michael R. Dougherty and Robert J. Glaser. If any of these nominees should become unable or unwilling to accept nomination or election, a circumstance which we do not expect, the proxy holders intend to vote for any alternate nominees designated by the board of directors or, in the discretion of the board, the position(s) may be left vacant.

Described below is certain information regarding each director, including the nominees. Each of the members of the board of directors, including the director nominees, is independent under applicable NASDAQ rules other than Mr. Milano who currently serves as our chief executive officer. The Class I director nominees were recommended by the unanimous consent of the nominating and corporate governance committee and nominated by the unanimous vote of the entire board of directors. We believe our board members represent a desirable mix of backgrounds, skills, and experiences, and they all share the personal attributes of effective directors described in the Director Nominations section above.

Class I—Nominees for Director with Terms Continuing until 2015

Paul A. Brooke. Mr. Brooke has served as a director of ViroPharma since February 2001. Mr. Brooke is Managing Director and founding partner of venBio, an investment firm. He was a founder, chairman and chief executive officer of Ithaka Acquisition Corp, a firm subsequently merged into Alsius Corporation where he was Chairman. Alsius was subsequently sold to Zoll Medical Corporation. Since 1993 Mr. Brooke has been a managing member of PMSV Holdings LLC. He also was a venture partner of MPM Capital through 2005 and an Advisory Director of Morgan Stanley & Co. from 2000 to 2009. He was a managing director at Tiger Management LLC from April 1999 to May 2000. Mr. Brooke was a managing director at Morgan Stanley and was global head of healthcare research and strategy from March 1983 to April 1999. Mr. Brooke also is a director of WebMD.com, Incyte Corporation, Cheyne Capital International Limited and Manning and Napier Advisors. Mr. Brooke has also served as a director of MPM Bioequities Fund and Alsius. Mr. Brooke is 65 years of age.

Mr. Brooke possesses significant experience in finance, financial analysis and investments in the pharmaceutical industry. Mr. Brooke has also served as chairman of the board of directors of a medical technology company and has significant corporate governance experience through his service on other company boards.

Michael R. Dougherty. Mr. Dougherty has served as a director of ViroPharma since January 2004. Mr. Dougherty was the President and Chief Executive Officer of Adolor Corp. and a member of the Board of Directors of Adolor from December 2006 until December 2011. Mr. Dougherty joined Adolor as Senior Vice

President of Commercial Operations in November 2002, and until his appointment as President and Chief Executive Officer in December 2006, served in a number of capacities, including Chief Operating Officer and Chief Financial Officer. From November 2000 to November 2002, Mr. Dougherty was President and Chief Operating Officer of Genomics Collaborative, Inc., a privately held functional genomics company. Previously, Mr. Dougherty served in a variety of senior positions at Genaera Corporation, formerly Magainin Pharmaceuticals Inc., a publicly-traded biotechnology company, including as President and Chief Executive Officer and at Centocor, Inc., a publicly-traded biotechnology company, including as Senior Vice President and Chief Financial Officer. Mr. Dougherty received a B.S. from Villanova University. Mr. Dougherty had served on the board of directors of Adolor and previously served on the board of directors of Genaera. Mr. Dougherty is 53 years of age.

Mr. Dougherty is an experienced executive with chief executive officer experience at several biotechnology companies. As a result of his professional and other experiences, Mr. Dougherty has a deep understanding of biotechnology finance, research and development, sales and marketing, strategy, and operations. Mr. Dougherty has been determined to be an “Audit Committee Financial Expert” under the SEC’s rules and regulations and has significant corporate governance experience through his service on other company boards.

Robert J. Glaser. Mr. Glaser has served as one of our directors since August 1997. Currently Mr. Glaser is a Senior Partner of Pennmark Associates, a managing consulting group to the pharmaceutical industry. From 2004 to 2008, he was Chief Marketing and Sales Officer for Indegene, Inc., a medical education and e-learning company. During 2004, Mr. Glaser was Executive Vice President of Sales and Marketing of Ancillary Care Management, a healthcare management company. During 2003, Mr. Glaser was Senior Vice President of Caliber Associates. From 2001 to 2002, Mr. Glaser was a consultant to the biotechnology and pharmaceutical industries. From 1998 to 2001, Mr. Glaser was President of the McKesson HBOC Pharmaceutical Services division of McKesson HBOC. He was President and Chief Operating Officer of Ostex International from 1996 to 1997. Mr. Glaser was Senior Vice President of Marketing for Merck U.S. Human Health from 1994 to 1996, Vice President of Marketing from 1993 to 1994 and Vice President of Merck’s Vaccine Division from 1991 to 1993. Mr. Glaser is 58 years of age.

Mr. Glaser is an experienced pharmaceutical industry executive. As a result of his professional and other experiences, Mr. Glaser has a deep understanding of pharmaceutical sales, marketing and education strategy and operations as well as pharmaceutical supply management and information technologies.

Class II—Directors with Terms Continuing until 2013

William D. Claypool, M.D. Dr. Claypool has served as director of ViroPharma since December 2003. Dr. Claypool is currently a Senior Partner at Pennmark Associates, LLC, a pharmaceutical development consulting firm. He was previously President of Phoenix Data Systems, a wholly owned subsidiary of Bio-Imaging Technologies, Inc., now BioClinica, Inc. (BIOC). Prior to this, from June 2001 until March 2008, he was Chief Executive Officer and Chairman of the Board at Phoenix Data Systems, Inc. From January 2001 until June 2001 he served as President and chief executive officer of The GI Company. From 1991 to 2001 Dr. Claypool held a number of management positions with SmithKline Beecham Pharmaceuticals, serving from November 1998 to December 2000 as Senior Vice-President and Director of Worldwide Clinical Research and Medical Affairs. Dr. Claypool is also currently on the Board of Directors for Cipher Pharmaceuticals. Dr. Claypool was a member of the Board of Directors and served on the Audit Committee of 3 Dimensional Pharmaceuticals from January 2002 to April 2003 when it was acquired by Johnson and Johnson. Dr. Claypool was a member of the Board of Directors of Morphotek from March 2005 until April 2007 when it was acquired by Eisai Corporation. While at Morphotek, he served on the Audit Committee. Dr. Claypool received his medical degree from the University of Connecticut School of Medicine. Dr. Claypool is 61 years of age.

Dr. Claypool possesses scientific, medical and management experience as a result of his professional experience. Dr. Claypool’s medical training and years spent holding a number of management roles at predecessors of GlaxoSmithKline provided Dr. Claypool with extensive experience in pharmaceutical new product development, clinical development, and medical affairs. Dr. Claypool also has broad management experience in both clinical research and pharmaceutical services and exposure to a broad array of therapeutic areas. Dr. Claypool also has significant corporate governance experience through his service on other company boards.

Julie H. McHugh. Ms. McHugh has served as director of ViroPharma since January 2012. Ms. McHugh is currently the Chief Operating Officer of Endo Pharmaceuticals Holdings Inc. and has held this position since March 2010. Prior to joining Endo, Ms. McHugh was the Chief Executive Officer of Nora Therapeutics, Inc., a venture capital backed biotech start-up focused on developing novel therapies for the treatment of infertility disorders. Prior to joining Nora Therapeutics, she was Company Group Chairman for Johnson & Johnson’s Worldwide Virology Business Unit where she led a growing area of the corporation’s pharmaceutical business, including the global launches of PREZISTA® and INTELENCE® and oversight of an R&D portfolio including compounds for HIV, Hepatitis C, and Tuberculosis. Prior to her role as Company Group Chairman, Ms. McHugh was President of Centocor, Inc., a J&J subsidiary, and was responsible for the product development and commercialization of REMICADE®, a breakthrough therapeutic for Crohn’s disease, rheumatoid arthritis and several other autoimmune disorders. Ms. McHugh received a Bachelor of Science degree from Pennsylvania State University and her masters of business administration degree from St. Joseph’s University. She currently serves on the Board of Visitors for the Smeal College of Business of the Pennsylvania State University, the Board of Directors for the Nathaniel Adamczyk Foundation, and was 2009 Chairman of the Board of Directors for the Pennsylvania Biotechnology Association. In addition, Ms. McHugh is a member of the board of Biotechnology Industry Organization (BIO) in addition to NEHI, both of which are trade associations. Ms. McHugh is 47 years of age.

Ms. McHugh is an experienced pharmaceutical executive with former chief executive officer experience and senior executive level experience at large multinational pharmaceutical companies. In these capacities, Ms. McHugh had responsibility for varied commercial activities and management of multiple business units as well as oversight of research and development portfolios and the global commercial launch of several pharmaceutical products. Ms. McHugh has also served on the board of directors of national trade associations.

Class III—Directors with Terms Continuing until 2014

John R. Leone. Mr. Leone has served as a director of our company since January 2006. Mr. Leone joined Paul Capital, a private equity investment firm, in 2007 with over 30 years of pharmaceutical industry experience. Prior to joining Paul Capital, he was President and Chief Executive Officer of Cambrex Corporation, a leading life sciences company from August 2004 to January 2006. From 2000 to 2004, Mr. Leone was at Aventis, where he served as Senior Vice President and Chief Operating Officer of U.S. Commercial Operations. In this position he had responsibility for all commercial business units, including oncology, metabolism, cardiovascular, dermatology, respiratory and anti-infective. Among other initiatives, Mr. Leone helped spearhead the successful integration of its predecessor companies, Rhone-Poulenc Rorer and Hoechst Marion Roussel, to form Aventis. His industry experience also includes both domestic and international executive management roles with Wyeth, where he held the following positions during his tenure: General Manager Ayerst International, General Manager of commercial operations for Ayerst U.S., Group Vice President of Wyeth International Marketing and General Manager Vaccine and Pediatric Division. Mr. Leone started his healthcare career at Pfizer Laboratories, where he held various senior marketing positions in both the U.S. and International groups and was responsible for the commercial launch of numerous pharmaceutical products. Mr. Leone previously served on the Board of Directors for Forticell BioSciences, Inc., Oscient Pharmaceuticals, Inc. and Cambrex. Mr. Leone received his BS degree in Engineering from the U.S. Military Academy at West Point and his MBA from the University of Colorado. Mr. Leone is 63 years of age.

Mr. Leone is an experienced pharmaceutical executive with former chief executive officer experience, senior executive level experience at several large multinational pharmaceutical companies as well as experience as an investor in the pharmaceutical industry. In these capacities, Mr. Leone had responsibility for varied commercial activities and management of multiple business units, including oncology, metabolism, cardiovascular, dermatology, respiratory and anti-infective. Among other initiatives, Mr. Leone helped spearhead the successful integration of predecessor companies, Rhone-Poulenc Rorer and Hoechst Marion Roussel, to form Aventis. He also has significant corporate governance experience through his service on other public company boards.

Vincent J. Milano. Mr. Milano joined the company in 1996, and has served as President and CEO since March 2008. Prior to that he served as Chief Operating Officer since January 2006, as Vice President, Chief Financial Officer of ViroPharma since November 1997, as Vice President, Finance & Administration since February 1997, as Treasurer since July 1996, and as Executive Director, Finance & Administration from April 1996 until February 1997. Prior to joining ViroPharma, Mr. Milano was with KPMG LLP, independent certified public accountants, where he was a Senior Manager since 1991. Mr. Milano is on the board of directors of PA Bio where he serves as a member of the audit committee. Mr. Milano is on the board of directors of Vanda Pharmaceuticals, Inc. where he serves as a member of the audit committee. Mr. Milano received his Bachelor of Science degree in Accounting from Rider College. Mr. Milano is 47 years of age.

Mr. Milano is the Chairman of our board of directors, president and chief executive officer. Mr. Milano has over 14 years of experience with our company in a variety of roles of increasing responsibility in the finance department, corporate administration and operations. As a result he has a deep understanding of our operations and strategy. He also has corporate governance experience through service on another public company board.

Howard H. Pien. Mr. Pien has served as one of our directors since May 2006 and has served as our lead independent director since December 2008. Mr. Pien is the former chief executive officer and President of Medarex, a biotechnology company. He served in this capacity from June 2007 until Medarex’s merger with Bristol-Myers Squibb in September 2009. Mr. Pien served as the President and Chief Executive Officer and a Director of Chiron Corporation from April 2003 until Chiron’s merger with Novartis in April 2006. Mr. Pien was elected Chairman of the Board of Directors of Chiron in May 2004. He joined Chiron from GlaxoSmithKline, where he had responsibility as President, Pharmaceuticals International from December 2000 to March 2003. Mr. Pien previously held key positions in SmithKline Beecham’s pharmaceuticals business in the United States, the United Kingdom, and North Asia, North America, culminating in his tenure as President, Worldwide Pharmaceuticals. Prior to joining SmithKline Beecham, he worked six years for Abbott Laboratories and five years for Merck & Co., in positions of sales, marketing research licensing and product management. Mr. Pien previously served as a director of ViroPharma Incorporated from 1998 to 2003, and currently serves as a director of Vanda Pharmaceuticals, Inc. and ImmunoGen, Inc., both public companies engaged in drug development. He also serves as a director of Ikaria, a private company engaged in life sciences, as well as an advisor to Warburg Pincus, a private equity firm. Mr. Pien has also previously served on the Boards of Oakland Children’s Hospital, Chiron and Medarex. Mr. Pien holds a B.S. degree from Massachusetts Institute of Technology and an M.B.A. from Carnegie-Mellon University. Mr. Pien is 53 years of age.

Mr. Pien is an experienced executive with extensive chief executive officer experience at several biotechnology companies. Mr. Pien also held roles of increasing responsibility for the commercial operations of a large multinational pharmaceutical company’s worldwide pharmaceuticals business. As a result of these professional and other experiences, Mr. Pien has a deep understanding of biotechnology research and development, sales and marketing, strategy, and operations in both the U.S. and internationally. Mr. Pien also has significant corporate governance experience through his service on other company boards.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR THE CLASS I DIRECTORS AS DESCRIBED IN PROPOSAL 1 ABOVE.

PROPOSAL 2

AMENDMENT OF 2005 EQUITY INCENTIVE PLAN

In April 2012, our board of directors adopted an amendment and restatement of our 2005 Equity Incentive Plan (the “2005 Plan”), subject to approval by the stockholders of the Company at the annual meeting, to increase the number of shares of common stock reserved for issuance under the 2005 Plan by 2,500,000 shares, subject to the limitation that of those 2,500,000 shares only 1,000,000 shares may be issued in the form of restricted shares or RSUs (the “2005 Plan Amendment”). Pursuant to the 2005 Plan Amendment, within the aggregate share limit, the maximum number of shares of common stock that may be issued with respect to restricted shares or RSUs granted pursuant to the 2005 Plan on and after May 21, 2012 is 1,000,000 shares, subject to adjustments under the 2005 Plan. The foregoing 1,000,000 share sublimit does not apply to grants of restricted shares or RSUs granted pursuant to the 2005 Plan prior to May 21, 2012 that are outstanding as of May 21, 2012. The 2005 Plan Amendment also includes a provision that subjects awards under the 2005 Plan to any clawback or recoupment policy approved by the board of directors and restructures the provision in the 2005 Plan that permits share withholding for taxes. We are seeking stockholder approval in order to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the requirements under Section 422 of the Code with respect to incentive stock options to the extent such options are granted under the 2005 Plan, and pursuant to applicable NASDAQ Global Select Market rules.

We face intense competition in recruiting high quality personnel, and in retaining our employees. Our success in this hiring activity and in retaining our existing employees will be crucial to our success. Our board of directors believes that performance-based awards, such as restricted stock, RSUs and stock options, are a vital component of employment compensation packages that we can offer to attract high-caliber individuals. Importantly, they also serve to ensure that our employees’ overall compensation is tied to increases in stockholder value. Our board of directors believes that the number of shares currently available for issuance under the 2005 Plan is not sufficient in view of our compensation structure and strategy and that the availability of the additional 2,500,000 shares will ensure that we continue to have a sufficient number of shares of common stock authorized for issuance under the 2005 Plan. Our board of directors adopted this amendment to ensure that, as we grow over the coming years, we can compete effectively in our recruitment efforts, and create incentives for the retention of our employees, by granting stock options, restricted shares and RSUs to employees at levels determined appropriate by the compensation committee.

Description of the 2005 Plan

The following may be granted under the 2005 Plan:

•	shares of restricted common stock;

•	RSUs;

•	options to acquire shares of our common stock intended to qualify as incentive stock options, or ISOs, under Section 422(b) of the Code; or

•	non-qualified stock options to acquire shares of our common stock, or NSOs.

Because benefits under the 2005 Plan will depend on the actions of our board of directors or a board committee, and the fair market value of our common stock at various future dates, the benefits payable under the 2005 Plan Amendment and the benefits that would have been payable had the 2005 Plan Amendment been in effect during the most recent fiscal year are not determinable. No award has been or will be granted under the 2005 Plan that is contingent upon approval of this proposal by our stockholders at the Annual Meeting. The last reported sale price of a share of our common stock on March 30, 2012, was $30.07 per share.

Under the 2005 Plan, the aggregate number of shares of common stock reserved for issuance under the 2005 Plan will be the sum of the following (provided the 2005 Plan Amendment is approved): (i) 2,500,000 new shares, plus (ii) the number of shares of our common stock subject to outstanding grants under the 2005 Plan as of the date of the Annual Meeting, plus (iii) the number of shares of our common stock remaining available for issuance under the 2005 Plan but not subject to previously exercised, vested or paid awards as of the date of the Annual Meeting, in each case, subject to proportionate adjustment for changes in capitalization. Within the aggregate number of shares of common stock reserved for issuance under the 2005 Plan, no more than 1,000,000 shares, subject to proportionate adjustment for changes in capitalization, may be issued with respect to restricted shares or RSUs granted pursuant to the 2005 Plan on and after May 21, 2012. The foregoing 1,000,000 share sublimit does not apply to grants of restricted shares or RSUs granted pursuant to the 2005 Plan prior to May 21, 2012 that are outstanding as of May 21, 2012.

Eligible recipients of stock options include individuals employed by our company or any of our subsidiaries, directors of our company and of our subsidiaries, and advisors and consultants to our company or any subsidiary, provided that only our employees or any employees of our subsidiaries may be awarded incentive stock options. Eligible recipients of restricted shares and RSUs include individuals employed by our company or any of our subsidiaries and directors of our company and of our subsidiaries.

The 2005 Plan provides that the maximum aggregate number of shares of our common stock that may be issued with respect to all awards under the 2005 Plan to any individual during any calendar year is 2,000,000 shares, subject to proportionate adjustment for changes in capitalization. If dividend equivalents are granted as qualified performance-based compensation under Section 162(m) of the Code, a participant may not accrue more than $1,000,000 of such dividend equivalents during any calendar year. Stockholder approval of this proposal will also constitute approval of the foregoing 2,000,000 share limitation and $1,000,000 limitation for purposes of section 162(m) of the Code.

As of March 30, 2012, there are (i) 8,209,818 shares of our common stock subject to outstanding grants under the 2005 Plan and (ii) 2,782,634 shares of our common stock remaining available for issuance under the 2005 Plan. For purposes of determining the number of shares that will be available for issuance under the 2005 Plan if the 2005 Plan Amendment is approved by our stockholders, the numbers in (i) and (ii) will be adjusted for grants, exercises and forfeitures under the 2005 Plan, as applicable, between March 30, 2012 and the date of the Annual Meeting. The 7,844,478 options outstanding under the 2005 Plan as of March 30, 2012 had a weighted average exercise price of $14.80 and a weighted average remaining term of 7.42 years, and 365,340 shares subject to restricted stock awards or outstanding RSUs were outstanding.

Administration. The 2005 Plan may be administered by our board of directors, by a committee of the board, or to the extent authorized by the board, by an award committee comprised of at least two officers of the company. The compensation committee of the board administers the 2005 Plan. Subject to the terms of the 2005 Plan recently approved by our board, the compensation committee has the authority to:

•	determine the persons to whom options, restricted shares or RSUs will be awarded and the number of shares to be covered by each award;

•	determine the participants to which dividend equivalents will be granted;

•	determine the time or times within which restricted shares or RSUs may be subject to forfeiture and all other conditions of such awards;

•	prescribe, amend and rescind rules and regulations relating to the 2005 Plan;

•	determine the conditions which must be satisfied in order for an option to vest and become exercisable and/or for the restrictions on restricted shares and RSUs to lapse;

•	accelerate the vesting or exercise date of any option and/or waive, in whole or in part, any or all remaining restrictions on any restricted shares or RSUs; and

•	interpret the 2005 Plan and any agreement entered into with respect to an award.

The award committee has the authority to determine the persons to whom options, restricted shares or RSUs will be awarded and the number of shares to be covered by each award and determine the number of such options to be received by any such employees; provided, however, that:

•	no member of the award committee may designate himself or herself or any member of the management team or the board of directors as a recipient of a grant under the plan;

•	the total number of options to be granted in the company’s semi-annual, company-wide option grant program shall be subject to the prior approval of the compensation committee;

•

without the prior approval of the compensation committee, the total number of options to be granted by the award committee, excluding in each case such options that are included in the company’s semi-annual, company-wide option grant program, shall not exceed 150,000 shares during any single calendar quarter;

•	the exercise price for any option granted by the award committee shall be equal to an amount that is not less than the fair market value on the date of grant; and

•	any options granted by the award committee shall vest in equal, annual installments over not less than three years nor more than five years.

Restricted Shares. Restricted shares may be issued either alone or in addition to other awards granted under the 2005 Plan. The provisions of restricted share awards need not be the same with respect to each participant. The compensation committee may require participants to pay for their restricted shares, and a specific method of payment, including the use of cash, or a personal or certified check, may be required. If the compensation committee approves, the participant also may elect to purchase restricted shares using a combination of common stock and cash. After our compensation committee authorizes an award, the recipient of restricted shares must execute an award agreement which states the terms and conditions of the award. A share certificate will be issued in connection with each award of restricted shares. This certificate will bear a legend marking the shares as restricted shares and will be held in custody by us or an escrow agent until the restrictions on the award have lapsed.

During the restriction period set by the compensation committee, the participant will not be permitted to transfer or encumber the restricted shares. The participant will be entitled to vote and to receive any cash dividends with respect to restricted shares. Dividends paid in the form of securities will be subject to the same conditions as the restricted shares with respect to which they were paid. Unless there is a forfeiture of the restricted shares, a change of control of the company, or a waiver of the restrictions, the restrictions on restricted shares generally lapse in accordance with the conditions stipulated in the award agreement, which may include continued employment, engagement or service of the participant for a specified time period, attainment of specific performance goals, or any other factor that our compensation committee selects. Forfeitures occur during the restriction period either when the participant’s relationship with us is terminated for any reason, if specified performance goals are not attained, or if we and the participant agree to the forfeiture. Under certain circumstances, forfeitures also occur when there is a change of control. Participants will receive a refund of their purchase price if they paid for the restricted shares that were forfeited.

When the restrictions on restricted shares lapse, the certificates for the restricted shares will be replaced by new certificates that do not bear a restrictive legend. These new certificates will be delivered to the participant subject to the terms of our plan.

RSUs. RSUs may also be granted under the 2005 Plan, subject to such terms and conditions as the compensation committee may impose and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the committee selects, in its sole and absolute discretion. A RSU is a contractual promise to issue shares (or pay the value of shares) at a specified future date, subject to fulfillment of applicable vesting conditions. A RSU award carries no voting, dividend or other rights associated with the ownership of our common stock; provided, however, that dividend equivalents may be awarded in connection with the award of a RSU. A RSU award may be settled in shares of our common stock, cash, or in any combination of our common stock or cash, as determined by the compensation committee. The committee will determine the number of RSUs that will be granted, whether RSUs will become payable based on achievement of performance goals or other conditions, and the other terms and conditions applicable to RSUs.

Stock Options. The 2005 Plan provides that the exercise price for ISOs and NSOs that is not less than the fair market value per share of our common stock at the date of grant. We cannot reprice outstanding options granted under the 2005 Plan without the consent of our stockholders. The option exercise price must be paid in full at the time the notice of exercise of the option is delivered to us and must be tendered in cash, or by personal or certified check or through a net exercise procedure whereby a number of shares of common stock having a fair market value on the date of exercise equal to the aggregate exercise price of the option and/or withholding taxes are withheld and the remainder of the shares subject to such exercised option are delivered to the participant. The compensation committee has the discretion to permit a participant to exercise by delivering a combination of shares and cash.

Each option expires within 10 years of the date of grant. However, if ISOs are granted to persons owning more than 10% of our voting stock, the exercise price may not be less than 110% of the fair market value per share at the date of grant, and the term of the ISOs may not exceed five years. Options vest upon satisfaction of vesting conditions, which may include attainment of performance goals, completion of specified periods of service, or other conditions specified by the compensation committee.

Generally, if a participant is an employee or director and the participant’s relationship with us ceases for any reason, other than termination for cause, death or disability, the participant may exercise options that are then vested within the three-month period following the end of our relationship. Options may terminate or expire sooner, however, by their terms. If the participant commences competitive employment within the three-month period, all unexercised options will terminate immediately. If a participant is an advisor or consultant, termination of the relationship with us does not cause acceleration of the expiration of the option. However, if the advisor or consultant violates the terms of a non-competition covenant in an agreement that he or she may have with us, all unexercised options will terminate immediately.

If a participant’s relationship with us ends due to disability or death, the option may be exercised by the participant or executor, as appropriate, for a period following 12 months from the date of termination. However, if our relationship ends because of a disability, unexercised options will terminate if a participant who is an employee or director commences competitive employment or service or, in the case of a consultant or advisor, violates the terms of his or her non-competition covenant, in the 12-month period following termination. If a participant is terminated for cause, all unexercised options are forfeited, including options that have been exercised but for which no share certificates have been issued, provided that we refund the exercise price paid by the participant.

Dividend Equivalents. Any participant selected by the compensation committee may be granted dividend equivalents based on the dividends declared of shares of our common stock that are subject to any award granted under the 2005 Plan, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests, forfeits or expires. Such dividend equivalents shall be converted to cash or additional shares or our common stock by such formula and at such time and subject to such limitations as may be determined by the compensation committee in its sole discretion. We have never declared or paid any cash dividends on our common stock.

Qualified Performance-Based Compensation. The 2005 Plan permits the compensation committee to impose objective performance goals that must be met with respect to grants of RSUs, stock awards or dividend equivalents granted to employees under the 2005 Plan, in order for the grants to be considered qualified performance-based compensation for purposes of section 162(m) of the Code (see “Federal Income Tax Consequences” below). Prior to, or soon after the beginning of, the performance period, the compensation committee will establish in writing the performance goals that must be met, the applicable performance period, the amounts to be paid if the performance goals are met, and any other conditions. The compensation committee may provide in the grant agreement that qualified performance-based grants will be payable or restrictions on such grants will lapse, in whole or part, in the event of the participant’s death or disability during the performance period or under other circumstances consistent with Treasury regulations.

The performance goals, to the extent designed to meet the requirements of section 162(m) of the Code, will be based on one or more of the following measures: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) total shareholder return; (xiv) price/earnings ratio; (xv) debt or debt-to-equity; (xvi) accounts receivable; (xvii) writeoffs; (xviii) cash; (xix) assets; (xx) liquidity; (xxi) operations; (xxii) intellectual property (e.g., patents); (xxiii) product development; (xxiv) manufacturing, production or inventory; (xxv) mergers and acquisitions or divestitures; (xxvi) regulatory actions and/or (xxvii) individual performance objective.

The Committee will not have the discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals. After the announcement of our financial results for the performance period, the Committee will certify and announce the results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of stock awards, RSUs and dividend equivalents for the performance period will be forfeited or will not be made, as applicable.

Change of Control. The 2005 Plan also has provisions that take effect if we experience a change of control. As used in the plan, a change of control means:

•	a dissolution or liquidation of us;

•	a sale of all or substantially all of our assets;

•

a merger or consolidation of us with or into another corporation. A merger or consolidation will not result in a change of control, however, if our stockholders will own more than 50%, on a fully diluted basis, of the voting capital stock of the surviving corporation immediately after the merger or consolidation, in the same proportion as our stockholders’ ownership of our stock immediately before the merger or consolidation;

•

either the acquisition by a third party of voting control of 50% or more of the outstanding shares of our voting capital stock (on a fully diluted basis). These will not result in a change of control, however, if:

•	the transaction results from our original issuance of stock; and

•

the transaction was approved by at least a majority of our directors who were either members of the board on the date that this plan was originally adopted by the board or members of the board for at least 12 months before the date that the transaction is approved; or

•

a significant change in the composition of the board occurs, such that a majority of the directors shall have been board members for less than 12 months. This change in board composition will not result in a change of control, however, if the nomination for election of each director who was not a director at the beginning of that 12 month period was approved by a vote of at least 60% of the directors who are both still in office and who were directors at the beginning of that 12 month period.

If a change of control occurs and our 2005 Plan is not continued by a successor corporation, and if our participants do not receive equivalent, substituted stock options or restricted shares in a successor corporation, then the 2005 Plan will be terminated. In this case, for participants who are employees or members of the board of directors:

•

if the employee or board member has been employed by us or has served on our board for at least two years as of the change of control, then all of his or her unvested options will be fully vested and the restrictions on all of his or her restricted shares will lapse; or

•

if the employee or board member has been employed by us or has served on our board for less than two years as of the change of control, then 50% of all of his or her unvested options will be fully vested and the restrictions on 50% of all of his or her restricted shares will lapse. The remaining portion of such options and restricted shares will be forfeited.

If a change of control occurs and our plan is continued by a successor corporation, or if our participants receive equivalent, substituted options or restricted shares in a successor corporation, then for participants who are employees or members of the board of directors shall vest as follows:

•

if at the time of the change of control the participant is not offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then, in the manner described above, unvested options will become fully vested and the restrictions on restricted shares will lapse (i.e., all options will vest and the restrictions on all restricted shares will lapse if the participant was employed for at least two years; 50% of the options will vest and the restrictions on 50% of the restricted shares will lapse if the participant was employed for less than two years); and

•

if any participant is offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then his or her options will not be subject to accelerated vesting and the restrictions on his or her restricted shares will not lapse. If that participant’s employment with the successor corporation is terminated during the six month period following the change of control, however, then any unvested options and restricted shares held as of the date of termination will be treated in the manner described above (i.e., all options will vest and the restrictions on all restricted shares will lapse if the participant was employed for at least two years; 50% of the options will vest and the restrictions on 50% of the restricted shares will lapse if the participant was employed for less than two years).

The effect of a change of control upon an award of RSUs shall be determined by the compensation committee and set forth in the applicable award agreement which evidences the grant of such RSUs.

Adjustment Provisions. In connection with stock splits, stock dividends, recapitalizations and certain other events affecting our common stock, the Committee will make adjustments as it deems appropriate in the maximum number of shares of our common stock reserved for issuance as grants, the maximum number of shares of our common stock that any individual participating in the 2005 Plan may be granted in any year, the number and kind of shares covered by outstanding grants, the kind of shares that may be issued or transferred under the 2005 Plan, and the price per share or market value of any outstanding grants. Any fractional shares resulting from such adjustment will be eliminated. In addition, in the event of a change of control, the provisions applicable to a change in control will apply. Any adjustments to outstanding grants shall be consistent with Section 409A or 422 of the Code, to the extent applicable.

Participants Outside of the United States. If any individual who receives an award under the 2005 Plan is subject to taxation in a country other than the United States, the compensation committee may make the award on such terms and conditions as the compensation committee deems appropriate to comply with the laws of the applicable country.

Application of Company Clawback Policy. All awards under the 2005 Plan are subject to the provisions of any clawback or recoupment policy approved by the board of directors.

Plan Amendment or Termination. The board may suspend, amend or terminate the 2005 Plan. However, stockholder approval must be obtained for amendments that would:

•	increase the number of shares which are to be reserved for the issuance of options or restricted shares under our option and restricted share plan;

•	permit the granting of options to a class of employees other than those presently permitted to receive options under our option and restricted share plan;

•	permit repricing of options; or

•	permit us to grant options at less than the fair market value of our common stock on the date of grant.

Federal Income Tax Consequences of Awards Granted under the 2005 Plan

The federal income tax consequences of awards under the 2005 Plan will depend on the type of award. The following description provides only a general description of the application of federal income tax laws to grants under the 2005 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants, as the consequences may vary with the types of awards made, the identity of the participants and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the participants’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the 2005 Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the participant holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the participant.

Exceptions to these general rules arise under the following circumstances:

(i) If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under Section 83(b) of the Code.

(ii) If an employee exercises a stock option that qualifies as an incentive stock option, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

(iii) An award may be subject to a 20% tax, in addition to ordinary income tax, at the time the award becomes vested, plus interest, if the award constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options awarded under the 2005 Plan will be qualified performance-based compensation. Stock units, stock awards and dividend equivalents granted under the 2005 Plan may be designated as qualified performance-based compensation if the Committee conditions such awards on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Code.

We have the right to require that participants pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a participant an amount necessary to satisfy these obligations. The Committee may permit a participant to satisfy our withholding obligation with respect to awards paid in shares of our common stock by having shares withheld, at the time the awards become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

The above description is a partial summary of material provisions of the 2005 Plan. This summary is qualified in its entirety by reference to the full text of the 2005 Plan which appears as Annex A attached to this proxy statement.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item is required for approval. A properly executed proxy marked “abstain” with respect to any such matter will not be voted. Any abstentions will have the effect of votes against this item. Any broker non-votes will not have any effect on this item.

Equity Compensation Plans

We maintain the 2005 Equity Incentive Plan (the “2005 Plan”), the 1995 Stock Option and Restricted Share Plan (the “1995 Plan”), the 2001 Equity Incentive Plan (the “2001 Plan”) and the 2000 Employee Stock Purchase Plan (the “ESPP”), pursuant to which we may grant equity awards to eligible persons. The 1995 Plan expired in September 2005, although there remain options outstanding that were previously granted under that plan. The 2001 Plan is described more fully below.

The following table gives information about equity awards under our 1995 Plan, 2001 Plan, 2005 Plan and ESPP as of December 31, 2011:

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by securities holders (the 1995 Plan, 2005 Plan and the ESPP)	8,525,463	(1)	$11.82	(1)	4,390,674
Equity compensation plans not approved by security holders (the 2001 Plan)	151,470		$9.00		0

Total	8,676,933		$11.77		4,390,674

(1)	Does not include rights granted under the ESPP for which rights were granted in connection with the 6-month offering period that commenced in January 2012. The next scheduled purchase date under the Employee Stock Purchase Plan is June 30, 2012.

2001 Equity Incentive Plan

In November 2001, our board of directors adopted the 2001 Plan, which has not been submitted to or approved by stockholders. The 2001 Plan reserved for issuance up to 500,000 shares of our common stock, of which a maximum of 10% may have been awarded and sold or granted as restricted shares and the remainder may have been issued pursuant to the exercise of options granted under the plan. The number of shares available for previously granted but unexercised options are subject to adjustment for any future stock dividends, splits, mergers, combinations, or other changes in capitalization as described in the 2001 Plan. No shares remain available for future grant under this plan, however previously granted but unexercised options remain outstanding.

Eligibility for Participation. Generally, any employee, consultant or advisor to our company or our subsidiaries was eligible to receive grants under the 2001 Plan; provided, however, our officers or officers of our subsidiaries were not eligible to receive any type of grant under the 2001 Plan. Similarly, no options or restricted shares may have been granted to any member of our board of directors under the 2001 Plan.

Terms of Options and Restricted Shares. Nonstatutory stock options (NSOs) and restricted shares were available for grant under the 2001 Plan. The exercise price of options granted under the 2001 Plan may be equal to, more or less than the fair market value of our common stock on the date of grant, and the price (if any) of restricted shares will be determined by our board or a committee. Payment of the exercise price or the price of restricted shares may be made in cash, or by personal or certified check. The board or committee has the discretion to permit a participant to exercise or make payment for restricted shares by delivering a combination of shares and cash. The term of an NSO may not exceed ten years.

Options granted to employees may become exercisable based on the attainment of certain vesting conditions as may be set forth in the award agreement (as determined by the board or committee)—for example, an option may become exercisable if the optionee remains employed by us until a specified date, or if specified performance goals have been met. If a participant’s employment terminates for any reason, the vested portion of an option remains exercisable for a fixed period of three months from the date of the participant’s termination, and all of the restricted shares then subject to restrictions will be forfeited. If restricted shares are forfeited, we will refund to the participant the amounts paid for the restricted shares.

Acceleration in Connection with a Change of Control. Our 2001 Plan also has provisions that take effect if we experience a change of control. In general, a “Change of Control” will be deemed to have occurred upon the approval of a plan to dissolve, liquidate, sell substantially all our assets, merge or consolidate with or into another corporation in which we are not the surviving entity or upon a significant change in the composition of the majority of the board.

If a Change of Control occurs and the 2001 Plan is not continued by a successor corporation, the participant is not offered substantially equivalent employment with the successor corporation or the participant’s employment is terminated during the six month period following the Change of Control, then depending on whether the participant has been employed by us for at least 2 years, either 50% or 100% of such participant’s unvested options will be fully vested and the restrictions on his or her restricted shares will lapse.

Deduction to our company. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant. The deduction generally will be allowed for our taxable year in which occurs the last day of the calendar year in which the participant recognizes ordinary income.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2005 EQUITY INCENTIVE PLAN AS DESCRIBED IN THIS PROPOSAL 2.

Compensation Discussion and Analysis

Executive Summary

In this Compensation Discussion and Analysis, we address the compensation provided to our named executive officers listed below under “Our Named Executive Officers” and in the Summary Compensation Table that follows this discussion, the goals that we seek to achieve through our executive compensation program and other important factors underlying our compensation practices and policies.

Our compensation committee structures our named executive officer compensation program with an emphasis on short and long-term incentive compensation that rewards our named executive officers when they drive company performance and deliver increased value to our stockholders. For 2011, we demonstrated strong financial performance relative to that of our peer group and overall economic conditions as follows:

•

We continued to demonstrate strong product growth, achieved two EU product approvals, executed four separate business development deals, advanced our pipeline, improved our capital structure through our record top and bottom line performance and our share repurchase program and, in December, received the sNDA approval for Vancocin, which we believe merits three years of additional exclusivity.

•

We achieved record net product sales of $544 million, representing 24% growth over the prior year. Cinryze net sales contributed $251 million for the year, delivering growth of 42% over 2010 while Vancocin contributed $289 million in net sales.

•	We achieved diluted earnings per share of $1.68 which represents 14% growth over the prior year.

•	Our commercial success allowed us to generate strong cash flows from operations of $171 million and we ended 2011 with working capital of $537 million.

•	We repurchased 9.2 million of our shares of our stock for an aggregate cost of $170 million.

•

We continued to perform well compared to our peers based on revenue growth, earnings before interest, taxes, depreciation, and amortization (EBITDA) growth, EBITDA Margin and total shareholder return for one, three and five year periods. The following table reflects our performance as well as our performance as a percentile ranking when compared to the performance of our peer group.

The following table presents performance measures reviewed by the compensation committee when evaluating executive compensation during the fourth quarter of 2010 and in January 2011. The performance measures present our performance as well as our performance as compared to our peer group.

	1-year Revenue Growth (Q2 2009- Q2 2010)	1 Year EBITDA Growth (Q2 2009- Q2 2010)	EBITDA Margin (Q2 2010 TTM)(1)	Total Shareholder Return at September 2010(2)
				1 year	3 year	5 year
ViroPharma Incorporated	43%	116%	53%	55%	19%	-6%
Percentile Ranking vs. Peer Group	88%	96%	highest	83%	77%	23%

(1)	Q2 2010 TTM represents 12 months of data from 6/30/09 to 6/30/10.
(2)	TSR reflects annualized rates of return reflecting price appreciation plus reinvestment of dividends and the compounding effects of dividends paid on reinvested dividends.

As a result of these significant achievements and strong performance relative to our peers, awards were made under our cash bonus program at 125% of our 2011 company goal targets, resulting in a cash bonus to our CEO of $359,375 and payment of bonuses to the other named executive officers which ranged from $219,913 to $268,400.

In May 2011, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. We had significant support from our stockholders with respect to the compensation of our named executive officers, with over 96.4% of stockholder votes cast in favor of our say-on-pay resolution. In evaluating our compensation practices throughout fiscal 2011, the compensation committee considered the significant support our stockholders expressed for our philosophy of linking compensation to measurable corporate performance objectives and aligning the interests of our named executive officers with those of our stockholders. As a result, while the compensation committee determined to retain our general approach to executive compensation, the compensation committee modified its equity compensation practices in to grant performance share unit awards which will be earned based on the attainment of certain company performance goals measured over a three-year performance period.

Objectives of Compensation

Our primary objectives with respect to executive compensation are to provide compensation designed to attract, motivate and retain executives of outstanding ability and potential, tie annual and long-term cash and stock incentives to achievement of measurable company and individual performance objectives and align the interests of executive officers with the interests of our stockholders. We seek to avoid compensation arrangements that would encourage our named executive officers to take excessive risk in their business decisions. Our executive compensation program rewards our named executive officers if they demonstrate the ability to lead our business as evidenced by strong financial results and operational achievement while also being designed to be transparent to ensure that our named executive officers and other stakeholders understand the program and its objectives. To that end, we focus on providing incentives for superior individual performance by paying competitive compensation, and base a significant portion of compensation upon the company’s and our named executive officers’ performance. We believe that our stockholders are best served when we can attract and retain talented executives by providing compensation packages that are competitive.

Process

Our compensation committee is responsible for determining the compensation of our named executive officers included in the Summary Compensation Table on page 37. For purposes of determining compensation for our named executive officers other than our chief executive officer, our compensation committee takes into account the recommendation of our chief executive officer. The compensation committee is primarily responsible for overseeing our incentive compensation plans and equity-based plans.

The compensation committee consists of two non-employee directors, each of whom is “independent” under applicable NASDAQ rules, a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “Outside Director” as defined under the treasury regulations promulgated under Section 162(m) of the Internal Revenue Code. The Report of the Compensation Committee is set forth on page 36 of this proxy statement.

Role of Consultants

To assist the compensation committee in carrying out its responsibilities, in 2011, we engaged Mercer (US) Inc. (Mercer) to conduct an annual review of our total compensation program for our named executive officers as well as for certain other key executives. Mercer worked with both the compensation committee and management to provide information and guidance regarding emerging market practices, trends and changes in regulatory environment and an outside point of view regarding compensation proposals. Our consultant provided market pay data from both published salary surveys as well as data from SEC filings of a group of industry peers. The compensation committee has a policy of periodically engaging a different compensation consultant in order to ensure that the outside advisor maintains its objectivity.

In addition to a compensation consultant, the compensation committee also solicits the input of our management with respect to non-employee director compensation and certain aspects of our executive compensation program. Specifically, for non-employee director compensation, management utilizes information compiled by us and surveys of director compensation to develop recommendations that are then presented to the compensation committee and the entire board of directors. In addition, for base salaries of our named executive officers other than the chief executive officer, our chief executive officer will make preliminary recommendations to the compensation committee concerning any proposed adjustments to salary for the named executive officers other than himself. Also, in developing the annual incentive bonus plan, the compensation committee will review management’s preliminary recommendations concerning the performance objectives to be established pursuant to the plan. The compensation committee considers the advice of a compensation consultant and the recommendations of management, before it determines executive and non-employee director compensation.

Survey Data

The published surveys utilized by Mercer detail compensation level and practices for positions within the labor markets in which we typically hire our executive staff. Survey benchmarks were selected based on industry, revenue size, number of employees, and the duties performed by each executive. Published survey sources utilized by Mercer in the analysis were:

•	Mercer, US Global Premium Executive Remuneration Suite

•	Presidio Pay Advisors, Inc., Biotechnology Industry Executive Compensation Survey

•	Radford Surveys & Consulting, Global Life Sciences Survey

•	Watson Wyatt Data Services, Survey Report on Top Management Compensation

Peer Group Data

The compensation committee also considered publicly available compensation data provided by our compensation consultant from similarly situated organizations in our industry. The primary factors used to identify the peer group were our size relative to the peer group companies as compared by objective scope measures such as revenues, headcount, and market capitalization. Relative to the peer group, ViroPharma’s 2009 revenues fell above the 75th percentile, headcount approximated the median, and market capitalization fell between the 25th percentile and the median. We also considered the business model of each company. We believe that consideration of these comparison factors helps the compensation committee and management determine the competitiveness of our total compensation practices and levels compared to similarly situated organizations in our industry with whom we compete for talent. The peers considered were as follows:

Acorda Therapeutics, Inc.	Dyax Corp.
Alexion Pharmaceuticals, Inc.	Onyx Pharmaceuticals, Inc.
Alnylam Pharmaceuticals, Inc.	Salix Pharmaceuticals, Ltd.
Auxilium Pharmaceuticals, Inc	Savient Pharmaceuticals Inc.
Biomarin Pharmaceutical, Inc.	The Medicines Co.
Cerus Corp.	Theravance, Inc.

As a result of consolidation within the biotechnology/pharmaceutical industry, OSI Pharmaceuticals Inc. was removed from the peer list used in 2010 and replaced with Auxilium Pharmaceuticals, Inc. This updated group of peer companies was used by Mercer to prepare the comparative compensation data considered by the Compensation Committee in connection with its compensation decisions made regarding 2011 performance of our named executive officers at its meeting in January 2011. The compensation committee relies more heavily on the peer group data as the committee believes the peer group data is more representative of the labor market in which the company competes.

In addition to peer group data, the compensation committee periodically reviews a “tally sheet” for our chief executive officer in order to analyze the total opportunity for wealth accumulation that is available to our chief executive officer as supplemental data to the Mercer reports.

Risk

The compensation committee considers how risks taken by management could impact the value of executive compensation. In evaluating risk, the compensation committee considered the percentage of compensation representing each of base salary, variable cash bonus and equity compensation and determined to maintain a balance between each of the elements of our compensation program to encourage decision making that is in the best long-term interests of the company and our stockholders. Further, our variable cash bonus plan and equity compensation plan each include several design features that reduce the likelihood of excessive risk taking including:

•

our overall corporate goals are established by the compensation committee at the beginning of the year and include a variety of clinical development, pre-clinical and commercial objectives as well as financial performance oriented metrics, business development and compliance targets;

•	our variable cash bonus plan consists of two factors—company and individual;

•	all employees participate in the same variable cash bonus plan;

•

our named executive officers are eligible to receive a target bonus of 50% of their base salary with a maximum limit on the amount of variable cash bonus established at 62.5% of base salary which is achievable only in the event both the company and individual performance are considered exceptional.

•

our stock incentive plans are designed to provide incentives to our named executive officers over a longer time horizon to align their interests with the interests of stockholders and reduce short term risk taking; specifically, stock options vest over a four-year period based on continued service and performance stock units are earned over a three year period based on attainment of performance criteria.

•

stock options are granted with an exercise price established at the fair market value on the date of grant so that all the value received by the recipient of a stock option is based on the growth of the stock price and we cannot reprice or exchange outstanding options granted under the 2005 Plan without the consent of our stockholders.

Elements of Compensation

The compensation committee has adopted a mix among the compensation elements in order to further our compensation goals. For 2011, the elements included:

•	Base salary;

•	Variable compensation consisting of a cash bonus based upon individual and corporate performance; and

•	Equity grants comprised of:

•	stock option grants with exercise prices set at the fair market value at the time of grant and vesting over a four year period; and

•	performance share unit awards which will be earned based on the attainment of certain company performance goals measured over a three-year performance period.

The compensation committee believes this combination of elements provides reasonable fixed compensation on which our named executive officers can rely, while providing both short- and long-term performance incentives. It is the intent of the compensation committee that base salary be set near the median range of the peer group data and targeted annual incentive level and the target long-term incentive award values be set slightly above the median range of the peer group data. The compensation committee believes that setting compensation in these ranges is appropriate because it is consistent with the compensation committee’s objective to make a significant portion of the pay for our named executive officers performance based. The compensation committee reviews information provided by the compensation consultant to determine the appropriate levels and mix of compensation elements.

In 2011, annual compensation of our named executive officers was comprised of:

Element	Percentage of Total Compensation
Base salary	17% to 20%

Variable cash bonus	10% to 12%

Equity grants (stock options and PSUs)	67% to 73%

As depicted in the chart below, the compensation of our chief executive officer for 2011 provides for performance-based pay (the combination of variable cash bonus, options grants and performance share units) representing 82% of total compensation.

Base Salary. Base salaries for our named executive officers are evaluated on an annual basis in the first quarter of each year and are generally targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at our peers. The committee believes that establishing base salary at the median range of the survey and peer group data is appropriate because it is consistent with the compensation committee’s objective to make a significant portion of the pay for our named executive officers performance based. In reviewing the base salaries of the named executive officers for 2011, the compensation committee reviewed a market assessment provided by Mercer which included information from the salary surveys and peer group data described above. Our compensation committee also evaluated the company’s growth and internal change, the expertise of the individual executive both as to his or her position and in the industry generally, the competitiveness of the market for the executive’s services, the recommendations of our chief executive officer (except in the case of our chief executive officer’s own compensation), and individual performance of the named executive officer. Increases in annual base salaries for 2011 were designed to maintain competitive compensation and motivate the executive to achieve the business objectives set for 2011. In January of 2011, the compensation committee increased the 2011 base salaries of all of our named executive officers other than Mr. Milano and Mr. Soland by approximately 3.5% to 4.0%. The compensation committee determined that the base salaries of

Mr. Milano and Mr. Soland were below the median range of the peer group and provided Mr. Milano with an 11.1% increase and Mr. Soland with a 16.5% increase. Following such increases, base salaries for the named executive officers fell within the median range of the peer group data. The full board ratified the compensation committee’s salary determination for Mr. Milano.

Variable Cash Bonus. We have a variable cash bonus plan covering our named executive officers. We believe that the variable cash bonus opportunity should be set slightly above the median range of cash bonuses to executives at our peers, while the actual amount of any cash bonus will be determined by our performance and the performance of the individual named executive officer. The compensation committee believes that setting compensation in these ranges is appropriate because it is consistent with the compensation committee’s objective to make a significant portion of the pay for our named executive officers performance based. Our named executive officers are eligible to receive a target bonus of 50% of their base salary, while the actual amount of any cash bonus will be determined by our performance and the performance of the individual. The compensation committee provides that each named executive officer’s target bonus opportunity is the same in order to align their incentives and preserve internal pay equity among them.

The variable cash bonus plan consists of two factors: company and individual. Each of these factors is itself separately weighted. The company factor represents the degree to which we achieved our overall corporate goals in a given year. For the named executive officers, the company factor receives a 70% weighting in order to ensure that the bonus system for our management team is closely tied to our performance, aligning the interests of our named executive officers with those of our stockholders. The individual factor, which is based on individual named executive officer performance, receives a 30% weighting.

Each factor can be assigned a value of up to 125% for maximum performance. Thus, depending on the company’s performance and the performance of the individual named executive officer, he could receive up to 125% of the target bonus. In order for an individual named executive officer to achieve in excess of 100% of his individual factor, the named executive officer must demonstrate performance which is considered “exceptional”, which is measured by surpassing all individual goals (115% to 125%) or “exceeds”, which is measured by achieving or surpassing all goals (101% to 114%).

A named executive officer’s target bonus percentage is multiplied by the sum of the company factor multiplied by its weighting of 70% and the individual factor multiplied by its weighting of 30% to determine the actual bonus paid. Bonuses, if any, are paid during the first quarter of the year immediately following the year of measurement.

The compensation committee intends that our goals be ambitious and are subject to the high risks associated with developing and commercializing pharmaceuticals. We expect that not all of our programs will be successful, however, we establish our annual goals as if they will be. Accordingly, when measuring whether a goal has been achieved, the compensation committee may take into account the percentage of the goal completed as opposed to an “all or none” approach.

2011 Company Goals

The elements that the compensation committee established as our overall corporate goals in January 2011 included a variety of commercial objectives, clinical development objectives, regulatory matters, financial performance oriented metrics, as well as business development and compliance targets. The commercial objectives included net sales targets of $240 million for Cinryze, a product contribution target of $145 million for Cinryze and the commercial launch of Cinryze in one European country within a specified period following the approval. The financial metrics included net sales of $510 million, operating cash flow of $140 million and adjusted net income of $160 million. The financial metrics would have been pro-rated had a generic version of Vancocin been approved by the FDA. The clinical development objectives included (i) a target for Cinryze related to the initiation of a phase 3 clinical study of the subcutaneous administration of Cinryze; (ii) targets for VP 20621 related to achievement of 80% of the initiation visits having been conducted and number of patients to be enrolled for the phase 2 secondary prevention study. Regulatory objectives included receiving European regulatory approval for Cinryze by May 2011 and Buccolam by September 2011 and receiving approval of a larger scale manufacturing process for Cinryze to serve the U.S. market.

The compensation committee also evaluated other indications of performance in making compensation decisions, such as our progress in completing acquisitions or obtaining rights to drug candidates and ensuring compliance with applicable laws. In addition, the compensation committee considered additional accomplishments including the sNDA approval related to Vancocin’s label which we believe merits three years of additional exclusivity. The compensation committee establishes the relevant weight of each category of goals at the same time as the goals are established. The weightings for 2011 are included in the table below. The compensation committee establishes corporate goals which are intended to encourage company growth not only in the year for which the goals are established, but also supportive of growth across the medium and long term and are not intended to encourage excessive risk taking. The specific annual performance goals reflect our confidential operating plan and information, reflecting our confidential planning process, and, accordingly, to disclose these goals publicly would cause significant competitive harm to us.

In January 2012, the compensation committee considered the bonus compensation for 2011 performance and 2012 compensation matters. The compensation committee reviewed the continued successful commercialization of Cinryze, including revenue significantly in excess of the company goals, continued Vancocin revenues, the execution of four business development transactions and our adjusted net income as well as operating cash flow. Additionally, the compensation committee observed that during 2011 progress was made in the advancement of our VP 20621 clinical development program and studies related to the subcutaneous administration of Cinryze, although not on the timeframes established in January. The compensation committee also recognized that we were not successful in achieving regulatory approval of our planned increase in manufacturing capacity for Cinryze. The compensation committee considered our efforts in conducting our business so that the company complies with laws and regulations and in accordance with our values. Finally, the compensation committee recognized the clinical studies conducted with Cinryze in combination with rHuPH20 and the significant impact of the sNDA approval related to Vancocin’s label which we believe merits three years of additional exclusivity, which were not identified as goals when the bonus targets were established in January.

The following table compares the 2011 financial goals with our actual achievements:

Goal	Bonus Target (100%)	Actual
Cinryze Gross Revenues	$240 million	$251 million

Cinryze Product Contribution	$145 million	$141 million

Adjusted Net Income	$160 million	$181 million

Operating Cash Flow	$140 million	$168 million

These accomplishments reflected the efforts of our employees, including our named executive officers, and were taken into account by the compensation committee in providing our named executive officers with salary increases, equity grants and annual cash performance awards under our cash bonus program at 125% of our 2011 company goal targets. In making this determination, the compensation committee considered our progress against the predefined bonus program goals and program weighting. Specifically, the compensation committee evaluated our achievements on a program basis as follows:

Goal	January Pre-defined Weight	Percentage Achievement	Bonus Determination
Cinryze	50%	115%	57.5%
Buccolam	10%	125%	12.5%
VP 20621	10%	75%	7.5%
Vancocin	10%	125%	12.5%
Business Development	10%	125%	12.5%
Corporate	10%	125%	12.5%
Special Vancocin	NA	NA	10%
TOTAL	100%		125%

2011 Individual Goals

Our chief executive officer establishes the individual performance goals for the named executive officers other than himself. Each named executive officer’s individual goals relate to his responsibilities and duties based on his position as those responsibilities and duties relate to the corporate goals established by the committee. The individual goals are intended to serve as supplemental measures to provide our named executive officers with guidance regarding our expectations for 2011 performance. The individual goals are not weighted or quantitative in and of themselves, other than that the individual performance factor represents 30% of each named executive officer’s bonus opportunity. After the end of the fiscal year, our chief executive officer provides an assessment to the compensation committee of each named executive officer’s performance with respect to his individual goals. The compensation committee reviews the chief executive officer’s assessment and adjusts the level of performance (upward or downward) as it determines in its discretion based on its own assessment of each named executive officer’s performance. As noted above, in order for an individual named executive officer to achieve in excess of 100% of his individual factor, such individual must demonstrate performance which is considered “exceptional,” which is measured by surpassing all individual goals (115% to 125%) or “exceeds,” which is measured by achieving or surpassing all goals (101% to 114%). With respect to the individual goals for our chief executive officer, for the past four years, our compensation committee has applied the company factor as our chief executive officer’s individual performance factor based upon the belief the company’s performance is representative of our chief executive officer’s individual performance as our chief executive officer is ultimately responsible for management of the company and its performance.

For 2011, the individual performance goals for each our named executive officers (other than our chief executive officer) were as follows:

Name	2011 Individual Performance Goals
Charles A. Rowland, VP, Chief Financial Officer

Managing financial reporting;

Maintaining and improving financial controls, financial management, budgeting and forecasting;

Improving our capital structure; and

Managing information technology, facilities, and treasury functions.

Colin Broom, VP, Chief Scientific Officer

Management of clinical and medical affairs matters related to Cinryze as well as clinical aspects of Cinryze life cycle management planning;

Support of substantive information included in the Cinryze MAA filing and Buccolam PUMA filing in the EU;

Achieving milestones in the clinical development of subcutaneous administration of Cinryze and NTCD; and

Improving organizational efficiencies in the clinical development and medical affairs teams.

Robert Pietrusko, VP, Regulatory

Management of regulatory matters related to Cinryze MAA filing in the EU, Buccolam PUMA filing in the EU and filings related to Cinryze manufacturing capacity expansion; and

Management of quality matters.

Name	2011 Individual Performance Goals

Daniel Soland, VP, Chief Operating Officer

Management of the commercial activities in the US;

Management of technical operations group in support of Cinryze manufacturing capacity expansion and NTCD development; and

Management of EU operations.

With respect to individual performance, the compensation committee determined that our chief executive officer’s individual performance was 125%, the same level as the company factor for 2011. As noted above, for the past five years the compensation committee has applied the company factor as our chief executive officer’s individual performance factor. The compensation committee, taking into account the recommendations of our chief executive officer, determined that the individual performance of our vice president of strategic initiatives’ and our chief operating officer was within the “exceptional” range. For our chief operating officer, the compensation committee determined that his individual performance was 115% primarily as a result of the continued commercial success of Cinryze and management of the technical operations group in support of the Cinryze manufacturing capacity expansion and his role in overseeing the management of our European operations. The compensation committee determined that the individual performance for 2011 for our other named executive officers was in the “exceeds” range, based upon the achievement of their individual goals related to supporting Cinryze and managing our business. Specifically, for the fiscal year ended December 31, 2011, the compensation committee determined that our Chief Financial Officer’s individual performance was 110% based on improvement of our capital structure through the execution of a $200 million credit facility and the repurchases of our common stock as well as effective management of our financial reporting, controls and forecasting procedures. The compensation committee determined that our Chief Scientific Officer’s individual performance was 105% based on the approvals of Cinryze and Buccolam in Europe. In addition, the compensation committee determined that the individual performance of our Vice President, Regulatory was 105% based on his management of regulatory matters related to Cinryze including the interactions with the EMA supporting our MAA for Cinryze and PUMA for Buccolam in the European Union and support of filings related to our expansion of manufacturing capacity for Cinryze.

Mr. Milano received a bonus for 2011 in the amount of $359,375, which equates to 125% of his target bonus. The compensation committee also authorized the payment of bonuses to the other named executive officers which ranged from $219,913 to $268,400, as well as to all other employees. The full board ratified the compensation committee’s bonus determination for Mr. Milano.

Equity Compensation. We believe that long-term performance is achieved through an ownership culture through the use of stock and stock-based awards that encourage performance by our named executive officers. Grants made under our 2005 Equity Incentive Plan are intended to provide our our named executive officers with incentives that are intended to align their interests with the interests of stockholders. We have not adopted stock ownership guidelines and our stock incentive plan has provided the principal method, other than through our employee stock purchase plan and open market purchases, for our named executive officers to acquire equity in our company.

We expect to continue to use stock options and performance share units as our long-term incentive vehicles because:

•

Stock options and performance share units help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation,

•

Stock options and performance share units align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders.

•

Stock options and performance share units are performance based. All the value received by the recipient of a stock option is based on the growth of the stock price and the vesting of performance share units are subject to achievement of specified performance criteria.

•	The vesting period of stock options and performance share units encourages employee retention and the preservation of stockholder value.

Our compensation committee oversees the administration of our equity incentive plans. Generally, stock options are granted to all employees at the commencement of employment and twice annually, which practice was followed in 2011. Further, in general, grants of stock options are generally not awarded based on performance but are instead granted as a matter of course as an overall component of compensation. Our stock incentive plans authorize us to grant options to purchase shares of common stock to our employees, directors and consultants. Stock options granted by us have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest over a four-year period with 25% vesting on each twelve month anniversary of the employment commencement date for new hire grants, and on each twelve month anniversary of the grant date for annual grants made after an employee’s employment commencement date, in each case, subject to continued employment on each vesting date, and generally expire ten years after the date of grant. Fair market value is defined to be the closing sale price during regular trading hours of a share of our common stock on the date of grant as reported on the NASDAQ Stock Market. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code. In 2011, our equity compensation practices were modified to include a mix of employee stock options and performance share unit awards which will be earned based on the attainment of certain company performance goals measured over a three-year performance period.

We do not have any program, plan or practice to time annual option grants to our executives in coordination with the release of material non-public information. While we have historically made option grants twice annually, the compensation committee retains the discretion to make additional awards at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise. During 2011, the compensation committee determined to grant an equal percentage of options in January and in June to the named executive officers.

In determining the value of the stock options to be granted to our named executive officers, we take into account the individual’s position, scope of responsibility, ability to affect our performance, profits and stockholder value, peer group practice, the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual executive’s total compensation. The compensation committee also considers the cost of equity awards and the projected impact on stockholder dilution. The target long-term incentive award values are set slightly above the median range of the survey and peer group data. The compensation committee believes that setting compensation in these ranges is appropriate because it is consistent with the compensation committee’s objective to make a significant portion of the pay for our named executive officers performance based.

In January 2011, the compensation committee reviewed market data provided by Mercer utilizing a Black-Scholes value based approach as set forth in the table below. The responsibilities of Mr. Milano as our chief executive officer and Mr. Soland as our chief operating officer resulted in option grants in excess of those granted to the additional named executive officers. Each of the January option grants were made at an exercise price of $17.84 which represented the last sale price of our common stock reported at the close of business on the grant date. The compensation committee also made grants of performance share units as set forth in the table. A description of the performance share units follows immediately below the table.

		Performance Share Unit Awards
Name	Stock Option Grant	Minimum Number of Actual Shares That May Be Earned	Target Number of Performance Share Units	Maximum Number of Actual Shares That May Be Earned
Vincent Milano	80,521	0	20,130	40,260
Colin Broom	40,261	0	10,065	20,130
Robert Pietrusko	40,261	0	10,065	20,130
Charles Rowland	40,261	0	10,065	20,130
Daniel Soland	54,470	0	13,618	27,236

The performance share unit awards made to the named executive officers will be earned and vested and convert into actual shares of our common stock based on our attainment of certain performance goals measured over the three-year period beginning January 1, 2011 and ending December 31, 2013, subject to the named executive office’s continued employment with us through that period. The actual number of shares of common stock into which the performance share units may convert will be calculated by multiplying the number of performance share units by a performance percentage ranging from 0% to 200% based on the attained level of our performance as measured in terms of the following three performance goals:

(a) 3-Year Net Sales Cumulative Annual Growth Rate, excluding Vancocin (weighted at 60%);

(b) 3-Year Non-GAAP Net Income as a Percent of Sales (weighted at 30%); and

(c) our total stockholder return for the three-year performance period relative to the total stockholder return realized by the companies comprising the NASDAQ Biotechnology Index for that period (weighted at 10%).

For purposes of the second criterion, our GAAP Net Income will be adjusted for specific non-recurring or non-cash items, net of applicable income tax as shown in our quarterly press release, expressed as a percentage of Net Sales. All of the performance measure will be evaluated based on the average annual results over the 3-year period.

Each of the performance criterion have levels of achievement designated as threshold; target and maximum with 50% of the performance share units vesting if the threshold level is achieved; 100% of the performance share units vesting if the target level is achieved; and 200% of the performance share units vesting if the maximum level is achieved.

The actual number of performance share units earned and vested will be based on the actual performance level achieved at or between each performance level and will be interpolated on a straight line basis for pro-rata achievement of the performance goals, rounded down to the nearest whole number. In the event that the actual performance level achieved does not meet threshold performance (i.e., less than 50%) for the applicable performance measure, then no performance share units will be earned and vested for that performance measure. Threshold level performance may be achieved for one performance measure and not another based on our actual performance during the three year performance period.

The actual number of performance share units earned and vested will be determined by the compensation committee based on the actual performance level achieved with respect to the applicable performance goals based upon the audited financials for the performance period, subject to the items for which performance goals may be adjusted pursuant to the Plan and factoring in the weighting for each performance measure (as described above).

Notwithstanding the threshold, target and maximum performance goals set forth above, in the event that we achieve a pre-specified target of revenue in fiscal year 2013 directly related to Vancocin, as determined by the compensation committee based on our audited financial statements, the performance level achieved with respect to the 3-Year Non-GAAP Net Income as a Percent of Sales performance goal will be deemed to be 200%.

The performance criteria are based on our long term plans as reviewed by the board of directors. Our ability to achieve the targets is difficult to predict, since many factors can arise over the course of the three year measurement period. While we believe the targets are achievable, it represents a significant stretch over 2010 performance and is subject to the continually changing dynamics associated with our industry.

Should a named executive office’s employment with us terminate prior to the completion of the performance period, then his performance shares will be forfeited, whether or not the performance goals are met.

In June 2011, the compensation committee awarded options to purchase the remaining fifty percent of the target option value established during the January 2011 meeting as set forth below. Each of the June option grants were made at an exercise price of $17.98 which represented the last sale price of our common stock reported at the close of business on the grant date.

Name	Stock Option Grant
Vincent Milano	80,521
Colin Broom	40,261
Robert Pietrusko	40,261
Charles Rowland	40,261
Daniel Soland	54,470

Other Compensation. We do not offer executive perquisites. We provide the following benefits to our named executive officers generally on the same basis as the benefits provided to all employees:

•	Health, vision and dental insurance;

•	Life insurance;

•	Disability insurance;

•	401(k) with company match; and

•	Employee stock purchase plan providing for the opportunity to purchase our common stock at a discount to market price.

We believe that these benefits are consistent with those offered by other companies, specifically those provided by our peers. Occasionally, certain executives separately negotiate other benefits in addition to the benefits described above, such as reimbursement of relocation expenses. No such additional benefits were provided in 2011.

Tax and Accounting Considerations for Executive Compensation

The compensation paid to our named executive officers is generally subject to taxation at ordinary rates and no particular attempt is made to alter that result. We do, however, attempt to structure our arrangements so that our named executive officers are not subject to tax penalties (such as additional taxes arising under Section 409A of the Internal Revenue Code), although our efforts in this regard have not materially affected the terms of our compensation arrangements.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the named executive officers, excluding, among other things, certain performance-based compensation. Through December 31, 2011, this provision has not affected our tax deductions, and we believe that, at the present time, it is unlikely, although possible, that the compensation paid to any of our employees in a taxable year which is subject to the deduction limit will exceed $1,000,000. The compensation committee has not purposefully altered its compensation approach to conform to the requirements of available Section 162(m) exceptions, although historically, all stock option awards made under our equity compensation plans were structured and administered in a manner intended to comply with the performance-based exception to Section 162(m). In addition, the compensation committee intends that the performance share unit awards made to our named executive officers in January 2011 will qualify as qualified performance based compensation for purposes of Section 162(m). The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations in the future to ensure that the application of the statute and these regulations are consistent with our best interests.

We include the accounting impact of equity awards as required by the accounting standards for share based compensation in our financial statements. The non-cash accounting charge for equity compensation has not been a primary factor considered in determining the size of individual awards or the equity awards granted to employees, consultants and non-employee directors company-wide. We endeavor to design our equity incentive awards conventionally, so that they are accounted for under standard governing equity-based arrangements and, more specifically, so that they are afforded fixed treatment under those standards. We have not, however, materially altered the design of our awards as a result of changes to the standard for accounting for equity-based compensation. We will continue to carefully quantify and monitor the non-cash accounting expense of our equity programs.

Change of Control Agreements, Severance Agreement and Severance Plan

We do not have employment agreements with our named executive officers, however, we have entered into change of control agreements with our named executive officers and certain other key executives.

The compensation committee believes that the change of control agreements are an important part of our overall compensation program for our named executive officers. The compensation committee believes that these agreements will help to secure the continued employment and dedication of our named executive officers, notwithstanding any concern that they might have at such time regarding their own continued employment, prior to or following a change of control. The compensation committee also believes that these agreements are important as a recruitment and retention device, as most of the companies in our peer group with which we compete for executive talent have similar agreements in place for their named executive officers. The change of control agreements do not provide excise tax gross-ups. For a more detailed discussion of the terms of these agreements, including the amounts payable under these agreements to our named executive officers, please refer to the section “2011 Potential Payments Upon Termination or Change of Control” on page 41.

Our equity incentive plans under which we have issued equity awards to our employees provide for accelerated vesting of stock options under certain circumstances in connection with a change of control of us. If a change of control occurs and the equity incentive plan is not continued by a successor corporation, all unvested options become vested for employees who have been employed by us for at least two years, and 50% of such unvested options become vested for employees with less than two years of service.

•

If a change of control occurs and our plan is continued by a successor corporation, or if our participants receive equivalent, substituted stock options or restricted shares in a successor corporation, then if the participant is not offered substantially equivalent employment with the successor corporation, all unvested options become vested for employees who have been employed by us for at least two years, and 50% of such unvested options become vested for employees with less than two years of service.

•

If any participant is offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then his options will not be subject to accelerated vesting and the restrictions on his restricted shares will not lapse. If that participant’s employment with the successor corporation is terminated during the six month period following the change of control, however, then any unvested options and restricted shares held as of the date of termination will be treated in the manner described above (i.e., all options will vest and the restrictions on all restricted shares will lapse if the participant was employed for at least two years; 50% of the options will vest and the restrictions on 50% of the restricted shares will lapse if the participant was employed for less than two years).

The following report of the compensation committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such acts.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on that review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on form 10-K for the year ended December 31, 2011.

MEMBERS OF THE COMPENSATION COMMITTEE

Robert J. Glaser (Committee Chairman)
William D. Claypool, M.D.

March 28, 2012

EXECUTIVE COMPENSATION

The following table provides information on the compensation during the fiscal years ended December 31, 2011, 2010 and 2009 of our chief executive officer, chief financial officer and our three other most highly compensated executive officers as of the end of fiscal year.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Valued and NQDC Earnings ($)	All Other Compensation ($)(4)	Total ($)
Vincent J. Milano	2011	$575,000	—	$372,285	$1,841,427	$359,375	—	$3,675	$3,445,871
Chief Executive Officer	2010	$517,500	—	—	$1,584,742	$297,563	—	$3,675	$2,403,555
	2009	$500,000	—	—	$1,006,157	$244,972	—	$3,750	$1,754,879

Charles A. Rowland	2011	$365,000	—	$186,139	$920,725	$219,913	—	$3,675	$1,695,452
VP, Chief Financial Officer	2010	$351,900	—	—	$963,050	$197,064	—	$3,675	$1,515,689
	2009	$340,000	—	—	$718,684	$172,640	—	$3,334	$1,234,658

Colin Broom	2011	$381,000	—	$186,139	$920,725	$221,250	—	$3,675	$1,718,234
VP, Chief Scientific Officer	2010	$367,426	—	—	$963,050	$205,759	—	$3,675	$1,539,910
	2009	$355,000	—	—	$718,684	$177,441	—	$3,750	$1,254,875

Robert Pietrusko	2011	$375,000	—	$186,139	$920,725	$223,125	—	$3,675	$1,708,664
VP, Regulatory	2010	$362,251	—	—	$963,050	$205,577	—	$3,675	$1,534,552
	2009	$350,000	—	—	$718,684	$180,282	—	$3,750	$1,252,716

Daniel Soland	2011	$440,000	—	$251,846	$1,245,669	$268,400	—	$3,675	$2,680,101
VP, Chief Operating Officer	2010	$377,775	—	—	$1,203,813	$217,221	—	$3,675	$1,802,482
	2009	$365,000	—	—	$898,355	$193,360	—	$3,750	$1,460,465

(1)	This column reflect the grant date fair value of performance share unit awards computed in accordance with share-based payments accounting rules (FASB ASC Topic 718). A discussion of assumptions used in calculating award values may be found in Note 12 to our 2011 audited financial statements in our Form 10-K. The grant date fair values of the performance share unit awards were determined based on the probable number of shares that could be awarded to each named executive officer as determined by us based on our evaluation of the achievement of the performance criteria. The following table shows what the aggregate grant date fair value of the performance share unit awards would have been assuming that the highest level of performance had been achieved:

Name	Number of Shares Assuming Maximum Performance(#)	Grant Date Fair Value Assuming Maximum Performance($)
Vincent J. Milano	40,260	695,492
Charles A. Rowland	20,130	347,751
Colin Broom	20,130	347,751
Robert Pietrusko	20,130	347,751
Daniel Soland	27,236	470,510

(2)	This column reflects the grant date fair value of stock options computed in accordance with share-based payments accounting rules (FASB ASC Topic 718). A discussion of assumptions used in calculating award values may be found in Note 12 to our 2011 audited financial statements in our Form 10-K.
(3)	The amounts shown in this column constitute awards earned in 2011 under the 2011 Cash Bonus Plan; amounts earned were paid in January 2012. For a further discussion of these awards, see the Compensation Discussion and Analysis beginning on page 22 of this proxy statement.
(4)	Represents contributions made by the company on behalf of such person to our 401(k) plan for each of the named executives.

Grants Of Plan Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities of Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(4)	Target (#)	Maximum (#)
Vincent J. Milano	N.A.	—	$287,500	$359,375
	6/6/2011								80,521		$17.98		$913,543
	1/5/2011								80,521		$17.84		$927,884
	1/5/2011				0	20,130	40,260		—		$17.84		$372,285

Charles A. Rowland	N.A.	—	$182,500	$228,125
	6/6/2011 1/5/2011								40,261 40,261	$ $	17.98 17.84	$ $	456,777 463,948
	1/5/2011				0	10,165	20,130		—		$17.84		$186,139

Colin Broom	N.A.	—	$190,500	$238,125
	6/6/2011								40,261		$17.98		$456,777
	1/5/2011								40,261		$17.84		$463,948
	1/5/2011				0	10,165	20,130		—		$17.84		$186,139

Daniel Soland	N.A.	—	$220,000	$275,000
	6/6/2011								54,470		$17.98		$617,984
	1/5/2011								54,470		$17.84		$627,685
	1/5/2011				0	13,618	27,236		—		$17.84		$251,846

Robert Pietrusko	N.A.	—	$187,500	$234,375
	6/6/2011								40,261		$17.98		$456,777
	1/5/2011								40,261		$17.84		$463,948
	1/5/2011				0	10,165	20,130		—		$17.84		$186,139

(1)	Represents the range of possible payments under the Cash Bonus Plan. For 2011, the compensation committee granted awards to the named executive officers under the Cash Bonus Plan, all of which are reported as Non-Equity Incentive Plan Compensation in the 2011 Summary Compensation Table located on page 37 of this proxy statement.
(2)	In February 2011, the named executive officers were granted performance share unit awards, with the amount of shares to be issued there under based on the level of achievement of three performance criteria.
(3)	Consists of stock options awarded during 2011 under our 2005 Equity Incentive Plan. The stock option awards vest 25% on each of the first four anniversaries of the grant date. The stock options have a ten-year term and an exercise price equal to the closing market price of the our common stock on the date of grant.

Stock Option Grants: The stock options granted in fiscal year 2011 to the named executive officers have an exercise price equal to the fair market value of our common stock on the day of grant, vest over a four-year period with 25% vesting on each twelve month anniversary of the grant date, subject to continued employment, and expire ten years after the date of grant. Fair market value is defined to be the closing sale price during regular trading hours of a share of our common stock on the date of grant as reported on the NASDAQ Stock Market. In determining the number of stock options to be granted to executives, our compensation committee takes into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, peer group practice, the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual executive’s total compensation. The compensation committee also considers the cost of equity awards and the projected impact on shareholder dilution.

Performance Share Units: The performance share unit awards made to the named executive officers will be earned and vested and convert into actual shares of our common stock based on our attainment of certain performance goals measured over the three-year period beginning January 1, 2011 and ending December 31, 2013 and subject to the named executive office’s continued employment with us through that period. The actual number of performance share units earned and vested will be based on the actual performance level achieved at or between each performance level and will be interpolated on a straight line basis for pro-rata achievement of the performance goals, rounded down to the nearest whole number. In the event that the actual performance level achieved does not meet threshold performance (i.e., less than 50%) for the applicable performance measure, then no performance share units will be earned and vested for that performance measure. Threshold level performance may be achieved for one performance measure and not another based on the Company’s actual performance during the three year performance period.

Cash Bonus Plan Awards: During 2011, the compensation committee approved the awards under our Cash Bonus Plan, which provided our executive officers, including our chief executive officer, with the opportunity to earn a cash incentive award if certain pre-established objectives were attained. For 2011, each of our executive officers earned a bonus amount that was at or above the target bonus levels established under the Cash Bonus Plan. Our chief executive officer received a bonus equal to 125% of our target bonus level established under the Cash Bonus Plan. The bonus amounts earned by our executive officers are reported as “Non-Equity Incentive Plan Compensation” in the 2011 Summary Compensation Table above.

Outstanding Equity Awards At Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
Vincent J. Milano	0	80,521		$17.98	6/6/2021
	0	80,521		$17.84	1/5/2021
	17,500	52,500		$11.31	6/7/2020
	45,000	45,000		$8.86	1/7/2020
	28,000	28,000		$5.91	6/11/2019
	41,999	42,001		$13.50	01/8/2019
	86,250	28,750		$9.99	06/13/2018
	18,750	6,250		$9.96	01/11/2018
	50,000	0		$13.97	06/15/2017
	55,000	0		$15.24	01/12/2017
	60,000	0		$8.71	08/03/2016
	60,000	0		$19.73	01/17/2016
	40,000	0		$7.05	06/21/2015
	60,000	0		$3.14	01/21/2015
	58,309	0		$3.55	01/15/2014
	10,000	0		$20.16	01/14/2012
								20,130	$372,285

Charles A. Rowland	0	40,261		$17.98	6/6/2021
	0	40,261		$17.84	1/5/2021
	12,500	37,500		$11.31	06/7/2020
	0	100,000		$8.86	01/07/2020
	10,000	30,000		$5.91	06/11/2019
	29,999	30,001		$13.50	01/08/2019
	75,000	25,000		$11.96	10/20/2018
								10,065	$186,139

Colin Broom	0	40,261		$17.98	6/6/2021
	0	40,261		$17.84	1/5/2021
	12,500	37,500		$11.31	06/7/2020
	25,000	75,000		$8.86	01/07/2020
	0	40,000		$5.91	06/11/2019
	29,999	30,001		$13.50	01/08/2019
	41,250	3750		$9.99	06/13/2018
	15,000	5,000		$9.96	01/11/2018
	40,000	0		$13.97	06/15/2017
	40,000	0		$15.24	01/12/2017
	40,000	0		$19.73	01/17/2016
								10,065	$186,139

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
Daniel Soland	0	54,470			$17.98	6/6/2021
	0	54,470			$17.84	1/5/2021
	15,625	46,875			$11.31	06/7/2020
	31,250	93,750			$8.86	01/07/2020
	25,000	25,000			$5.91	06/11/2019
	37,499	37,501			$13.50	01/08/2019
	60,000	20,000			$9.99	06/13/2018
	15,000	5,000			$9.96	01/11/2018
	40,000	0			$13.97	06/15/2017
	40,000	0			$15.24	01/12/2017
	100,000	0			$12.83	11/06/2016
									13,618	$251,846

Robert Pietrusko	0	40,261			$17.98	6/6/2021
	0	40,261			$17.84	1/5/2021
	12,500	37,500			$11.31	06/7/2020
	5000	95,000			$8.86	01/07/2020
	0	10,000			$5.91	06/11/2019
	29,999	30,001			$13.50	01/08/2019
	12,500 15,000	42,500 5,000		$ $	9.99 9.96	06/13/2018 01/11/2018
	14,000	0			$13.97	06/15/2017
	100,000	0			$15.08	04/30/2017
									10,065	$186,139

(1)	Option awards vest as follows:
(a)	Grants with expiration dates in the years 2012, 2013, 2014, 2015, 2016, and 2017 are fully vested.
(b)	All other grants vest one-fourth on the first anniversary of the date of grant, one-fourth on the second anniversary of the date of grant, one-fourth on the third anniversary of the date of grant and one-fourth on the fourth anniversary of the date of grant. Grants with expiration dates in 2018 are 75% vested, grants with expiration dates in 2019 are 50% vested, grants with expiration dates in 2020 are 25% vested and grants with expiration dates in years after 2020 have not vested at all.
(c)	All option awards have a term of 10 years.
(2)	Reflects performance share unit awards made to the named executive officers in January 2011 which will be earned and vested and convert into actual shares of our common stock based on our attainment of certain performance goals measured over the three-year period beginning January 1, 2011 and ending December 31, 2013 and subject to the named executive office’s continued employment with us through that period. The number of shares and value reflected in the column were determined based on the probable number of shares that could be awarded to each named executive officer as determined us based on our evaluation of the achievement of the performance criteria. The actual number of performance share units earned and vested will be based on the actual performance level achieved at or between each performance level and will be interpolated on a straight line basis for pro-rata achievement of the performance goals, rounded down to the nearest whole number. In the event that the actual performance level achieved does not meet threshold performance (i.e., less than 50%) for the applicable performance measure, then no performance share units will be earned and vested for that performance measure. Threshold level performance may be achieved for one performance measure and not another based on the Company’s actual performance during the three year performance period.

Option Exercises And Stock Vested

Name and Principal Position	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Vincent J. Milano	91,692	$1,789,257	—	—

Charles A. Rowland	35,000	$369,700	—	—

Colin Broom	172,116	$3,007,003	—	—

Daniel Soland	—	—	—	—

Robert Pietrusko	80,000	$1,085,000	—	—

(1)	Based on the difference between the market price of our common stock on the date of exercise and the exercise price.

2011 Potential Payments Upon Termination Or Change of Control

Agreements with our Named Executive Officers

In this section, we describe payments that may be made to our named executive officers upon several events of termination, including termination in connection with a change of control. The payment amounts discussed and in the table below reflect the payments that would have been due to the named executive officers had the termination or change of control event occurred on December 31, 2011. The information in this section does not include information relating to payments and benefits provided on a nondiscriminatory basis to salaried employees generally upon termination of employment. On December 31, 2011, the last reported sale price of our common stock on the NASDAQ Stock Market was $27.38 per share. Actual amounts payable would vary based on the date of the named executive officer’s termination of employment and can only be finally determined at that time.

We have entered into change of control agreements with each of our named executive officers. If a named executive officer is terminated (i) by the company without cause, (ii) on account of the named executive officers’ death or disability, or (iii) by the named executive officer for good reason, within 24 months after a change of control or 90 days prior to a change of control, then the employee will be entitled to the following severance payments or benefits:

•	A lump sum payment equal to 200% of a named executive officers’ base salary in effect at the time of termination.

•	A lump sum payment equal to two times a named executive officers’ target bonus in effect at the time of termination, assuming 100% of the target bonus amount is paid.

•

For a period of 18 months commencing from the date of termination, the company will reimburse the named executive officer for the monthly COBRA cost of continued coverage for the named executive officer and their dependents (if applicable) paid by the named executive officer under the company’s group health plan, less the amount the named executive officer would be required to contribute for such coverage if they were an active employee.

Any of the following situations would constitute a “change of control” under the change of control agreements:

•	a dissolution or liquidation of us;

•	a sale or otherwise disposition of all or substantially all of our assets;

•	a merger or consolidation where more than 50% of the combined voting power of our outstanding securities is transferred;

•

the acquisition by any person or entity of the beneficial ownership of securities representing 50% or more of the combined voting power of our then outstanding voting securities unless certain procedures have occurred; or

•

a change in the composition of our board of directors over a period of twelve months or less such that a majority of the board members ceases to be comprised of individuals who either (i) have been board members continuously since the beginning of such period, or (ii) have been elected or nominated for election as board members during such period by at least a 60% majority of the board members described in clause (i) who were still in office at the time such election or nomination was approved by the board.

A termination of a named executive officer for “cause” will not trigger any severance liability to a named executive officer under the change of control agreement. “Cause” is when an employee has engaged in any act of fraud, embezzlement, or any other serious criminal conduct that adversely affects the company, committed intentionally by the employee in connection with employee’s employment or the conviction, or plea of guilty or nolo contendere to, any felony.

For our named executive officers, a resignation for “Good Reason” includes: (i) a material diminution in the employee’s authority, duties or responsibilities; (ii) a change in the location of the facility at which employee is required to perform his or her duties is more than 50 miles from Exton, Pennsylvania, unless such new location does not increase the employee’s commuting time; (iii) a reduction of five percent (5%) or more in either of the employee’s base salary or the amount of the employee’s target bonus; or (iv) our failure to pay or make available any material payment or benefit due under the agreement or any other material breach by us of the agreement.

However, the above events or conditions will constitute Good Reason only if (i) such event or condition occurs during the period beginning 90 days immediately preceding a Change of Control and ending 24 months thereafter and (ii) the employee provides the company with written objection to the event or condition within 60 days following the occurrence thereof, the company does not reverse or otherwise cure the event or condition within 30 days of receiving that written objection and the employee resigns employee’s employment within 90 days following the expiration of that cure period.

The foregoing severance payments and benefits payable upon termination of employment to each named executive officer are conditioned on the execution of a written release and non-disparagement agreement. In addition, all of our named executive officers are bound by restrictive covenant which are a condition of the severance payments and benefits. Specifically, during the term of each executive’s employment with us and for a period of one year beginning on the later of (i) termination of employment or (ii) the date of the change of control, each named executive officer is bound by non-competition and non-solicitation restrictive covenants.

In the event any severance payments or benefits to our named executive officers would constitute an excess parachute payment within the meaning of section 280G of the Code and be subject to the excise tax imposed by section 4999 of the Code, the affected named executive officer’s will be entitled to the greater of (on a net after-tax basis including the excise tax): (i) the largest amount of the payment that would result in no portion of the payment or benefit being subject to the excise tax under section 4999 of the Code, or (ii) the entire payment or benefit without any reduction to avoid the excise tax.

In July 2002, we adopted the ViroPharma Incorporated Severance Pay Plan, which is intended to provide separation benefits to certain of our employees in the event that they are separated from employment involuntarily. The Severance Pay Plan is administered by the compensation committee of our board of directors. In general, any person who is regularly employed by us for 30 or more hours per week is eligible for salary continuation and COBRA continuation coverage in an amount that is determined by the administrator, in its sole discretion, prior to an employee’s separation from employment. In exchange for these benefits, the employee will release us from any obligations we may have incurred in connection with the employee’s employment with us.

The following table summarizes the amounts payable to each of our named executive officers based on the items described above with respect to each of the events set forth in the table.

Named Executive Officer	Benefits	Involuntary Termination without Cause, Termination Due to Death or Disability, or For Good Reason in Connection with a Change of Control
Vincent J. Milano	Cash Severance(1)	$1,725,000
	Continued Welfare(2)	$31,483
	Acceleration Value of Stock Options(3)	$5,716,492
	Acceleration Value of Performance Shares(4)	$0
	Gross-Up Payment(5)	$0

	Total Value	$7,472,975

Charles A. Rowland	Cash Severance(1)	$1,095,000
	Continued Welfare(6)	$29,175
	Acceleration Value of Stock Options(7)	$3,513,172
	Acceleration Value of Performance Shares(4)	$0
	Gross-Up Payment(5)	$0

	Total Value	$4,637,347

Colin Broom	Cash Severance(1)	$1,143,000
	Continued Welfare(2)	$31,483
	Acceleration Value of Stock Options(8)	$3,453,822
	Acceleration Value of Performance Shares(4)	$0
	Gross-Up Payment(5)	$0

	Total Value	$4,628,305

Daniel Soland	Cash Severance(1)	$1,320,000
	Continued Welfare(9)	$28,834
	Acceleration Value of Stock Options(10)	$4,427,799
	Acceleration Value of Performance Shares(4)	$0
	Gross-Up Payment(5)	$0

	Total Value	$5,776,633

Robert Pietrusko	Cash Severance(1)	$1,125,000
	Continued Welfare(11)	$22,630
	Acceleration Value of Stock Options(12)	$3,453,822
	Acceleration Value of Performance Shares(4)	$0
	Gross-Up Payment(5)	$0

	Total Value	$4,601,452

(1)	This amount is equal to (i) 200% of base salary, plus (ii) two times the target bonus, assuming 100% of the target bonus is paid, for each named executive officer as in effect on December 31, 2011.

(2)	This amount is equal to COBRA continuation coverage, based on 102% of the costs for family coverage under the Keystone Direct POS medical plan and the MetLife PPO dental plan, less the active employee premium contribution amount, multiplied by 18 months.
(3)	This amount represents the value of unvested stock options to purchase an aggregate of 352,891 shares of common stock, based on the difference between the exercise price of the options and $27.38, the closing price of our common stock on December 31, 2011. The actual value realized will vary depending on the date the options are exercised.
(4)	Each of our named executive officers was granted performance shares, the vesting of which may be accelerated in the discretion of the compensation committee in the event of a change of control based on the actual performance levels achieved with respect to the performance shares as of the date of the change of control. If the compensation committee exercised its discretion and accelerated vesting of the awards and the target level of performance was achieved as of December 31, 2011, then the value of the acceleration of the shares of Messrs. Milano and Soland would be $369,427 and $249,918, respectively, and the value of the shares of each of Drs. Broom, Pietrusko, and Mr. Rowland would be $184,713.
(5)	None of our named executive officers is entitled to “gross up” payments. In the event any severance payments or benefits to our named executive officers would constitute an excess parachute payment within the meaning of section 280G of the Code and be subject to the excise tax imposed by section 4999 of the Code, the affected named executive officer’s will be entitled to the greater of (on a net after-tax basis including the excise tax): (i) the largest amount of the payment that would result in no portion of the payment or benefit being subject to the excise tax under section 4999 of the Code, or (ii) the entire payment or benefit without any reduction to avoid the excise tax. Based on the analysis conducted as of December 31, 2011, the total payments for Messrs. Milano, Pietrusko, Rowland and Soland would be subject to an excise tax. Dr. Pietrusko would be in a better net after-tax position by reducing his payment to avoid the excise tax under section 4999 of the Code, such reduced amounts being $1,280,056. Messrs. Milano, Rowland and Soland would be in a better after-tax position without any reduction in their payments to avoid the excise tax and instead paying the excise tax.
(6)	This amount is equal to COBRA continuation coverage, based on 102% of the costs for family coverage under the Personal Choice PPO medical plan and the MetLife PPO dental plan, less the active employee premium contribution amount, multiplied by 18 months.
(7)	This amount represents the value of unvested stock options to purchase an aggregate of 217,696 shares of common stock, based on the difference between the exercise price of the options and $27.38, the closing price of our common stock on December 31, 2011. The actual value realized will vary depending on the date the options are exercised.
(8)	This amount represents the value of unvested stock options to purchase an aggregate of 211,446 shares of common stock, based on the difference between the exercise price of the options and $27.38, the closing price of our common stock on December 31, 2011. The actual value realized will vary depending on the date the options are exercised.
(9)	This amount is equal to COBRA continuation coverage, based on 102% of the costs for family coverage under the Personal Choice 20 medical plan and the MetLife PPO dental plan, less the active employee premium contribution amount, multiplied by 18 months.
(10)	This amount represents the value of unvested stock options to purchase an aggregate of 271,477 shares of common stock, based on the difference between the exercise price of the options and $27.38, the closing price of our common stock on December 31, 2011. The actual value realized will vary depending on the date the options are exercised.
(11)	This amount is equal to COBRA continuation coverage, based on 102% of the costs for two adult coverage under the Personal Choice PPO medical plan and the MetLife PPO dental plan, less the active employee premium contribution amount, multiplied by 18 months.
(12)	This amount represents the value of unvested stock options to purchase an aggregate of 211,446 shares of common stock, based on the difference between the exercise price of the options and $27.38, the closing price of our common stock on December 31, 2011. The actual value realized will vary depending on the date the options are exercised.

Confidentiality and Inventions Agreements

We have entered into confidentiality and inventions agreements with each of our employees. The agreements provide that, among other things, all inventions, discoveries and ideas made or conceived by an employee during employment which are useful to us or related to our business or which were made or conceived with the use of our time, material, facilities or trade secret information, belong exclusively to us, without additional compensation to the employee. The agreements also have confidentiality provisions in favor of us and noncompetition provisions in favor of us during employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the compensation committee are Mr. Glaser and Dr. Claypool. Neither of these individuals were at any time during fiscal year 2011 an officer or employee of ours or has any relationship that is required to be disclosed pursuant to the rules of the Securities and Exchange Commission. Furthermore, none of our executive officers serves on the board of directors or compensation committee of any entity that has an executive officer serving as a member of our board of directors or compensation committee.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN

CONTROL PERSONS

Transactions with Related Persons

Since January 1, 2011, there were not any transactions, nor are there currently any proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Persons

The audit committee of our board of directors is responsible for reviewing and recommending action to the board of directors regarding potential material transactions with related persons, including any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in our Audit Committee Charter, a copy of which is available on our Internet website at www.viropharma.com.

To identify related party transactions, each year, we require our directors and officers to complete director and officer questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with our interests or the interests of our stockholders. Our Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our General Counsel.

We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests or the interests of our stockholders and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to us in an objective and fair manner.

A copy of our Code of Business Conduct and Ethics is available on our Internet website at www.viropharma.com by selecting “Investors” and then “Corporate Governance”.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking your vote on a proposal, commonly known as a “say-on-pay” proposal, which gives our stockholders the opportunity to endorse or not endorse our executive officer pay program and policies through the following resolution:

“RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including Item 402 of Regulation S-K, in our proxy statement for the 2012 Annual Meeting of Stockholders (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables and any related material).”

When reviewing this proposal, we urge you to consider the various factors regarding compensation matters as discussed in the Compensation Discussion and Analysis, beginning on page 22.

As discussed at length in the Compensation Discussion and Analysis, we believe that our executive compensation program is reasonable, competitive and strongly focused on pay for performance principles. The compensation of our named executive officers varies depending upon the achievement of pre-established performance goals, both individual and corporate. Through equity incentives we also align the interests of our executives with those of our stockholders and the long-term interests of our company. Our executive compensation policies have enabled us to attract and retain talented and experienced senior executives. We believe that the fiscal year 2011 compensation of our named executive officers was appropriate and aligned with our fiscal year 2011 results.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these prior decisions. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of April 2, 2012, except as otherwise indicated in the relevant footnote, by (1) each person or group that we know beneficially owns more than 5% of our common stock, (2) each of our directors and the director nominees, (3) our chief executive officer, and our four most highly compensated executive officers other than our chief executive officer for the fiscal year ended December 31, 2011, collectively referred to in this proxy statement as the “named executive officers,” and (4) all current executive officers and directors as a group. Unless otherwise indicated, the address of each person identified below is c/o ViroPharma Incorporated, 730 Stockton Drive, Exton, Pennsylvania 19341. The percentages of beneficial ownership shown below are based on 69,724,485 shares of our common stock outstanding as of April 2, 2012, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the exercise of stock options or the exercise or conversion of other securities that are exercisable for or convertible into shares of our common stock within 60 days of April 2, 2012 are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

Beneficial Owner	# of Shares Beneficially Owned	% of Shares Beneficially Owned
5% Stockholders
Julian and Felix Baker(1)	12,115,880	17.4%
BlackRock, Inc.(2)	10,201,551	14.6%
Dimensional Fund Advisors LP(3)	4,985,450	7.2%
The Vanguard Group, Inc.(4)	4,144,131	5.9%
Palo Alto Investors, LLC(5)	4,023,776	5.8%

Directors and Executive Officers(6)
Vincent J. Milano	807,572	1.1%
Colin Broom, M.D.	435,753	*
Daniel Soland	454,801	*
Paul A. Brooke	284,500	*
Robert Pietrusko	216,936	*
Charles A. Rowland	111,974	*
William D. Claypool	134,500	*
Robert J. Glaser	136,360	*
John R. Leone	106,500	*
Howard H. Pien	102,000	*
Michael R. Dougherty	89,500	*
Julie H. McHugh	0	*

All directors and executive officers as a group (12 persons)	2,880,396	4.0%

*	Represents less than 1% of the outstanding shares of our common stock.
(1)	As reflected in a Schedule 13G/A dated February 14, 2012 filed on behalf of Messrs. Felix J. and Julian C. Baker each with an address at 667 Madison Avenue, New York, NY 10021. In such filing, Felix J. and Julian C. Baker are identified as having ownership of entities that have the power to control the investment decisions of the limited partnerships Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P., Baker Bros. Investments II, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P., 667, L.P. and may each be deemed to be beneficial owners of shares owned by such entities and may be deemed to have shared power to vote or direct the vote of and shared power to dispose or direct the disposition of such securities.
(2)

As reflected in a Schedule 13G dated January 10, 2012 filed on behalf of BlackRock, Inc. with an address of 40 East 52nd Street New York NY 10022. Represents 10,201,551 shares over which sole voting power is claimed and 10,201,551 shares over which sole dispositive power is claimed. The Schedule 13G reports that such interest includes an interest of more than 5 percent of our total outstanding common stock held by BlackRock Fund Advisors.
(3)	As reflected in a Schedule 13G dated February 14, 2012 filed on behalf of Dimensional Fund Advisors LP with an address of Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. In such filing, Dimensional Fund Advisors LP states that it is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.
(4)	As reflected in a Schedule 13G dated February 10, 2012 filed on behalf of The Vanguard Group, Inc. with an address of 100 Vanguard Bldg., Malvern, PA 19355. Represents 108,445 shares over which sole voting power is claimed and 4,035,686 shares over which sole dispositive power is claimed. In such filing, The Vanguard Group, Inc. states that Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 108,445 shares as a result of its serving as investment manager of collective trust accounts. VFTC directs the voting of these shares.
(5)	As reflected in a Schedule 13G/A dated February 13, 2012 filed on behalf of Palo Alto Investors, LLC (PAI); Palo Alto Investors; William Leland Edwards; and Anthony Joonkyoo Yun, MD, each with an address of 470 University Avenue, Palo Alto, CA 94301. In such filing, PAI states that PAI is a registered investment adviser and is the general partner and investment adviser of investment limited partnerships and is the investment adviser to other investment funds. It further states that PAI’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Stock and no client separately holds more than five percent of the outstanding stock of the company. In addition the filing identifies that Palo Alto Investors is the manager of PAI, Mr. Edwards is the controlling shareholder of Palo Alto Investors, Dr. Yun is the President of PAI and Palo Alto Investors and the filing is made jointly, but not as members of a group, and each of them expressly disclaims membership in a group. Each of PAI, Palo Alto Investors, Mr. Edwards and Dr. Yun disclaims beneficial ownership of the stock of the company, except to the extent of that person’s pecuniary interest therein.
(6)	Includes the following shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of April 2, 2012:

Name	Shares Underlying Options
Vincent J. Milano	713,188
Colin Broom, M.D.	398,814
Daniel Soland	384,698
Robert Pietrusko	212,814
Charles A. Rowland	76,926
Paul A. Brooke	120,000
John R. Leone	100,000
Howard H. Pien	97,500
Robert J. Glaser	95,000
Michael R. Dougherty	85,000
William D. Claypool, M.D.	70,000
Julie H. McHugh	0

The following report of the audit committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such acts.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the board of directors is comprised of three non-employee directors. The role of the audit committee is to assist the board of directors in its oversight of our financial reporting process. The board of directors, in its business judgment, has determined that all members of the committee are “independent,” as required by applicable NASDAQ rules. The committee operates pursuant to a charter that was amended by the board of directors on May 20, 2005. As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our consolidated financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our consolidated financial statements and expressing an opinion based on their audits conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

The audit committee assists the board of directors in monitoring (a) the integrity of our financial statements in compliance with Securities and Exchange Commission and other regulatory requirements; (b) the annual independent audit of our financial statements; and (c) the independent registered public accounting firm’s independence and qualifications. The audit committee also works to provide effective communication between our board of directors and our independent registered public accounting firm and to support management’s efforts to enhance the quality of our internal control structure.

Our independent registered public accounting firm is accountable to the audit committee, and the audit committee has ultimate authority to select, evaluate and replace our independent registered public accounting firm. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, if any) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm reports directly to the audit committee.

In the performance of its oversight function, the committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, The Auditor’s Communication with Those Charged with Governance, as currently in effect. Finally, the committee has received the written disclosures from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, as currently in effect, and has considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the charter, the committee recommended to the board that the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011 be filed with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE

Michael R. Dougherty (Committee Chairman)
Paul A. Brooke
John R. Leone

February 24, 2012

INDEPENDENT PUBLIC ACCOUNTANTS

During the fiscal years ended December 31, 2011 and 2010, fees in connection with services rendered by KPMG LLP, our independent registered public accounting firm, were as set forth below:

	Fiscal 2011	Fiscal 2010
Audit Fees	$781,000	$519,000
Audit-Related Fees	$0	$0
Tax Fees	$161,164	$158,896
All Other Fees	$2,400	$2,400

TOTAL	$944,564	$680,296

Audit fees consisted of fees for the audit of our annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of our documents filed with the Securities and Exchange Commission including related to capital-raising transactions.

Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

Other fees consisted of a fee paid to access an online accounting research tool provided by KPMG LLP.

Policy for Pre-Approval of Audit and Non-Audit Services

The audit committee’s policy is to pre-approve all audit services and all non-audit services that our independent auditor is permitted to perform for us under applicable federal securities regulations. To the extent permitted by the applicable regulations, the committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and pre-approval of certain engagements up to pre-determined dollar thresholds that are reviewed annually by the committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

All engagements of the independent auditor to perform any audit services and non-audit services have been pre-approved by the committee in accordance with the pre-approval policy. The policy has not been waived in any instance.

The audit committee may delegate pre-approval authority to the Chairman of the audit committee. The Chairman of the audit committee must report any decisions to the audit committee at the next scheduled meeting.

A representative of KPMG LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP has served as our independent registered public accounting firm since 1995. The audit committee has reappointed KPMG LLP as our independent accountants for the year ending December 31, 2012, and has further directed that management submit the selection of KPMG LLP as our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by our bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of KPMG LLP as our independent registered public accounting firm, the board of directors will reconsider whether to retain that firm for fiscal 2012.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012 AS DESCRIBED IN THIS PROPOSAL 4

STOCKHOLDER PROPOSALS FOR

THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder desiring to present a proposal for inclusion in our proxy statement for the 2013 Annual Meeting of Stockholders must deliver the proposal to the Secretary at the address below not later than December 14, 2012. Only those proposals that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in our proxy statement for the 2012 Annual Meeting.

Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2013 annual meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by February 27, 2013, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the stockholder must comply with the procedures specified in our by-laws. The by-laws require all stockholders who intend to make proposals at an annual meeting of stockholders to submit their proposals to the Secretary not fewer than 90 and not more than 120 days before the anniversary date of the previous year’s annual meeting of stockholders. The by-laws also provide that nominations for director may only be made by the board of directors or by a stockholder of record entitled to vote who sends notice to the Secretary not fewer than 90 nor more than 120 days before the anniversary date of the previous year’s annual meeting of stockholders. Any nomination by a stockholder must comply with the procedures specified in the by-laws. To be eligible for consideration at the 2013 Annual Meeting, proposals which have not been submitted by the deadline for inclusion in the proxy statement and any nominations for director must be received by the Secretary between January 21, 2013, and February 20, 2013. This advance notice period is intended to allow all stockholders an opportunity to consider all business and nominees expected to be considered at the meeting. All submissions to, or requests from, the Secretary should be made to:

ViroPharma Incorporated

730 Stockton Drive

Exton, PA 19341

Attention: Corporate Secretary

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, certain of our officers and persons who own more than 10% of our common stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such common stock. These directors, officers and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms which they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, our directors, officers and greater than 10% stockholders complied with all fiscal year 2011 Section 16(a) filing requirements applicable to them.

OTHER MATTERS

Our board of directors does not intend to bring any other matters before the annual meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as they deem appropriate.

The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

J. Peter Wolf
Vice President, General Counsel and Secretary

April 6, 2012

VIROPHARMA INCORPORATED

AMENDED AND RESTATED

2005 EQUITY INCENTIVE PLAN

The purposes of the Plan are to: (a) further the growth and success of ViroPharma Incorporated (the “Company”) and its Subsidiaries by enabling selected employees, directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons. The terms of the Plan shall be incorporated in the Award Agreement to be executed by the Participant.

1.	Definitions

1.1 “Affiliate” means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

1.2 “Award” means a grant of Options, Restricted Shares or Restricted Share Units to an Eligible Person pursuant to the provisions of this Plan. Each separate grant of Options, Restricted Shares or Restricted Share Units to an Eligible Person and each group of Options that vests on a separate date, or a group of Restricted Shares or Restricted Share Units with respect to which restrictions lapse on a separate date, is treated as a separate Award.

1.3 “Award Agreement” means a written agreement evidencing and reflecting the terms of an Award.

1.4 “Award Committee” means a committee appointed by the Committee in accordance with Section 3.1(b) of the Plan, and if one is appointed, then such committee shall possess all of the power and authority, and shall be authorized to take any and all actions required to be taken hereunder, and make any and all determinations required to be made hereunder, to the extent authorized by the Committee.

1.5 “Board” means the Board of Directors of the Company, as constituted from time to time.

1.6 “Change of Control” means the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events:

a. the dissolution or liquidation of the Company;

b. the sale or other disposition of all or substantially all of the assets of the Company;

c. the merger or consolidation the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company’s voting capital stock immediately prior to the merger or consolidation will have more than 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders’ ownership of voting capital stock of the Company immediately before the merger or consolidation;

d. the date any entity, Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (i) the Company, or (ii) any of its Subsidiaries, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (iv) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over, 50% or more of the outstanding shares of the Company’s voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of Directors who were either members of the Board on the date that this Plan was originally adopted by the Board or members of the Board for at least twelve (12) months before the date of such approval; or

e. the first day after the date of this Plan when Directors are elected such that there is a change in the composition of the Board such that a majority of Directors have been members of the Board for less than twelve (12) months, unless the nomination for election of each new Director who was not a Director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the Directors then still in office who were Directors at the beginning of such period.

Notwithstanding the foregoing, the Committee may provide for a different definition of a “Change of Control” in an Award Agreement if such Award is subject to the requirements of Code Section 409A and the Award will become payable on a Change of Control.

1.7 “Code” means the Internal Revenue Code of 1986, as amended.

1.8 “Committee” means a committee appointed by the Board in accordance with Section 3.1 of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

1.9 “Common Stock” means common stock of the Company, $.002 par value per Share.

1.10 “Company” means ViroPharma Incorporated.

1.11 “Director” means an individual who is a member of the Board of Directors of the Company.

1.12 “Disability” means a total and permanent disability, as defined in Code Section 22(e)(3).

1.13 “Effective Date” means the date set forth in Section 18.1 below.

1.14 “Eligible Person” means:

a. with respect to Awards of Incentive Stock Options, any person employed by the Company or by any of its Subsidiaries;

b. with respect to Awards of non-qualified stock options, any person employed by the Company or by any of its Subsidiaries, advisors and consultants to the Company or any Subsidiary, Directors and members of the board of directors of a Subsidiary;

c. with respect to any Award of Restricted Shares or Restricted Share Units, any person employed by the Company or by any of its Subsidiaries, and Directors and members of the board of directors of a Subsidiary.

1.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.16 “Fair Market Value Per Share” means:

a. If Shares of Common Stock are traded in the over-the-counter market: the mean of the bid and asked prices for a Share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System), as applicable or, if there is no trading on such date, on the immediately preceding date on which there were reported Share prices.

b. If Shares of Common Stock are listed on a national or regional securities exchange: the closing price during regular trading hours for a Share of Common Stock on the exchange, as reported in The Wall Street

Journal on the relevant valuation date, or if there is no trading on that date, the closing price during regular trading hours on the next preceding date on which there were reported Share prices.

c. If neither of Sections 1.15(a-b) apply, then the Fair Market Value Per Share of Common Stock shall be determined in good faith by the Board or the Committee in its sole discretion.

1.17 “Incentive Stock Option” means an Option that is an incentive stock option as described in Code Section 422.

1.18 “Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Code Section 162(m) and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Code Section 162(m).

1.19 “Option” means an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

1.20 “Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan.

1.21 “Performance Goals” means one or more objective measurable performance goals established by the Committee with respect to a Performance Period based upon one or more of the following criteria: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) total shareholder return; (xiv) price/earnings ratio; (xv) debt or debt-to-equity; (xvi) accounts receivable; (xvii) writeoffs; (xviii) cash; (xix) assets; (xx) liquidity; (xxi) operations; (xxii) intellectual property (e.g., patents); (xxiii) product development; (xxiv) manufacturing, production or inventory; (xxv) mergers and acquisitions or divestitures; and/or (xxvi) individual performance objective. Any criteria used may be measured, as applicable, (a) in absolute terms, (b) in relative terms (including but not limited to, the passage of time and/or against other companies or financial metrics), (c) on a per share and/or share per capita basis, (d) against the performance of the Company as a whole or against particular entities, segments, operating units or products of the Company and /or (e) on a pre-tax or after tax basis. Awards issued to persons who are not Section 162(m) Employees may take into account any other factors deemed appropriate by the Committee.

1.22 “Performance Period” means any period specified in connection with a Performance Award. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

1.23 “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

1.24 “Plan” means this ViroPharma Incorporated Amended and Restated 2005 Equity Incentive Plan (f/k/a the ViroPharma Incorporated 2005 Stock Option and Restricted Share Plan), as amended from time to time.

1.25 “Pool” means the pool of Shares subject to the Plan, as described in Article 4, and as adjusted in accordance with Article 9 of the Plan.

1.26 “Restricted Shares” means Shares that are subject to restrictions pursuant to Article 6 of the Plan.

1.27 “Restricted Share Units” means a right granted under and subject to restrictions pursuant to Article 7 of the Plan.

1.28 “Section 162(m) Employee” means those persons who the Committee determines are subject to the limitations of Code Section 162(m).

1.29 “Securities Act” means the Securities Act of 1933, as amended.

1.30 “Shares” means shares of Common Stock including, without limitation, Restricted Shares.

1.31 “Subsidiary” means a subsidiary corporation, whether now or hereafter existing, as defined in Code Sections 424(f) and (g).

2.	Participation

Subject to the terms of the Plan, the Board, the Committee or the Award Committee (i) will select Participants from among the Eligible Persons and (ii) may make Awards at any time and from time to time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board, the Committee or the Award Committee shall determine in its sole discretion. An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

3.	Administration

3.1 Procedure.

(a) Committee. The Board shall administer the Plan. The Board may at any time appoint a Committee of Non-Employee Directors of at least two persons to administer the Plan on behalf of the Board subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Awards or who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to an Award to himself or herself. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(b) Award Committee. To the extent authorized by the Board, the Committee may at any time appoint an Award Committee of at least two officers of the Company to administer the Plan on behalf of the Committee to the fullest extent allowed by law subject to such terms, conditions and limitations as the Committee may prescribe. Members of the Award Committee shall serve for such period of time as the Committee may determine. Members of the Award Committee who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Award Committee during which action is taken with respect to an Award to himself or herself. From time to time the Committee may increase the size of the Award Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Award Committee and thereafter directly administer the Plan.

3.2 Powers. Subject to the provisions of the Plan:

(a) The Board or, to the extent delegated by the Board, the Committee shall have the authority, in its discretion:

1.	to make Awards to any Eligible Person;

2.	to determine the Fair Market Value Per Share;

3.	to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

4.	to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

5.	to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

6.	to determine the Participant’s to which dividend equivalents will be granted;

7.	to prescribe, amend and rescind rules and regulations relating to the Plan;

8.	to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

9.	to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share or Restricted Share Units to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee;

10.	to accelerate the vesting or exercise date of any Option and/or to waive, in whole or in part any or all remaining restrictions on any Restricted Shares or Restricted Share Units;

11.	to interpret the Plan or any agreement entered into with respect to an Award, the exercise of Options, or the removal of restrictions on Restricted Shares or Restricted Share Units;

12.	to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or Award Agreements; and

13.	to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

(b) To the fullest extent allowed by applicable law and subject to the scope of authority delegated by the Board and/or the Committee and to the limitations of Section 3.1(b), the Award Committee shall have the authority, in its discretion:

1.	to make Awards to any Eligible Person who is employed by the Company or any Subsidiary;

2.	to determine the Fair Market Value Per Share;

3.	to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

4.	to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

5.	to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

6.	to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

7.	to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share or Restricted Share Unit to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee; and

8.	to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or Award Agreements.

3.3 Effect of Decisions. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards and Award Agreements under the Plan. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Board or the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award.

3.4 Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan, any Award, or any Award Agreement hereunder.

4.	Stock Subject to the Plan

4.1 Subject to the provisions of this Article 4 and the provisions of Article 9 of the Plan, the total aggregate number of Shares of Common Stock that may be issued under the Plan shall be the sum of the following: (i) 2,500,000 new Shares, plus (ii) the number of Shares of Common Stock subject to outstanding grants under the Plan as of the Effective Date, plus (iii) the number of Shares of Common Stock remaining available for issuance under the Plan but not subject to previously exercised, vested or paid Awards as of the Effective Date (collectively, the “Pool”). Within the Pool, no more than 1,000,000 Shares may be issued with respect to Restricted Shares or Restricted Share Units granted pursuant to the Plan on and after the Effective Date. The foregoing 1,000,000 Share sublimit does not apply to grants of Restricted Shares or Restricted Share Units, granted pursuant to the Plan prior to the Effective Date that are outstanding as of the Effective Date. All Shares available under this sublimit are subject to adjustment as described in Article 9 of the Plan. Options granted pursuant to the Plan may be either Incentive Stock Options or non-qualified stock options, as determined by the Board or the Committee. Without limiting the generality of this Section 4.1, any number of the maximum number of Shares available for issuance hereunder may be subject to Options. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares shall be returned to the Pool and become available for future award under the Plan, unless the Plan was terminated earlier. Similarly, if and to the extent that any Restricted Share or Restricted Share Unit is canceled, repurchased or forfeited for any reason, that Share will again become available for issuance under the Plan. Upon the exercise of an Option through the net exercise procedure under Section 5.3, then both for purposes of calculating the number of Shares of Common Stock remaining available for issuance under the Plan and the number of Shares of Common Stock remaining available for exercise under such Option, the number of such Shares shall be reduced by the gross number of shares for which the Option is exercised. Shares of Common Stock surrendered in payment of the exercise price of an Option, and Shares withheld or surrendered for payment of taxes, shall not be available for re-issuance under the Plan.

4.2 All Awards under the Plan shall be expressed in Shares of Common Stock. The maximum aggregate number of Shares of Common Stock that may be issued with respect to all Awards under the Plan to any individual during any calendar year shall be 2,000,000 Shares, subject to adjustment as described in Article 9 below. The individual limits of this Section 4.2 shall apply without regard to whether the Awards are to be paid in Common Stock or cash. All cash payments (other than with respect to dividend equivalents) shall equal the Fair Market Value Per Shares of Common Stock to which the cash payments relate. To the extent that any Awards are paid in cash, and not in Shares of Common Stock, such Awards shall not count against the Share limits in Section 4.1. A Participant may not accrue dividend equivalents during any calendar year in excess of $1,000,000.

4.3 Shares to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, from authorized but unissued Shares and/or from previously issued Shares reacquired by the Company.

5.	Terms and Conditions of Options

5.1 Option Awards. Options may be granted either alone or in conjunction with other Awards. Each Option awarded pursuant to the Plan shall be authorized by the Board, the Committee, or, to the extent delegated by the Committee and permitted by the terms of the Plan, the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Options will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

5.2 Option Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

a. Number of Shares. The Award Agreement shall state the number of Shares subject to the Option, which shall not include fractional Shares.

b. Option Price. The price per Share payable on the exercise of any Option shall be stated in the Award Agreement and shall be no less than the Fair Market Value Per Share on the date such Option is awarded. Notwithstanding the foregoing, if an Incentive Stock Option is awarded under this Plan to any person who, at the time of the award of such Incentive Stock Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share on the date such Option is awarded. Except as provided in Article 9, the terms of any outstanding Option may not be amended to reduce the exercise price of such Option, nor may any outstanding Option be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option, without stockholder approval.

c. Form of Option. The Award Agreement will state whether the Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded, subject to the provisions of Section 5.5(c) below.

The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

5.3 Consideration. The Board or the Committee shall determine the method of payment for the Shares to be issued upon the exercise of an Option, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value Per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that the Option price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant. In addition to the foregoing, with the approval of the Board or the Committee, to the extent an Option is at the time exercisable for vested Shares of Common Stock, all or any part of that vested portion may be surrendered to the Company for an appreciation distribution payable in Shares of Common Stock with a Fair Market Value Per Share at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value Per Shares of Common Stock subject to the surrendered portion exceeds the aggregate exercise price payable for those Shares.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value Per Share on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

5.4 Exercise of Options. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Award Agreement (as may be determined by the Board, the Committee, or the Award Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or Board shall determine whether cash or other Awards shall be issued or paid in lieu of such fractional Shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Award Agreement. Full payment may consist of such consideration and method of payment allowable under this Article 5 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is earlier than the date the Option is exercised, except as provided in Article 9 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

5.5 Term and Vesting of Options.

a. Except as provided in Section 5.6(d), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

b. Notwithstanding any other provision of this Plan, no Option shall be: (i) awarded under this Plan after ten (10) years from the date on which this Plan is approved by the Company’s stockholders, or (ii) exercisable more than ten (10) years from the date of award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company’s stock, the foregoing clause (ii) shall be deemed modified by substituting “five (5) years” for the term “ten (10) years” that appears therein.

c. No Option awarded to any Participant shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Participant for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company and of any Subsidiary that are Incentive Stock Option plans within the meaning of Code Section 422.

d. The awarding or vesting of an Option shall impose no obligation upon the Participant to exercise such Option.

e. A recipient of an Option shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

5.6 Termination of Options.

a. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board, the Committee, or the Award Committee and set forth in the Award Agreement, and shall be void and unexercisable thereafter.

b. Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an employee or Director, upon the termination of such Participant’s employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Participant (or in the case of the Participant’s death subsequent to termination of employment or such other relationship, by the Participant’s executor(s) or administrator(s)) for a period of three (3) months from the date of the Participant’s termination.

Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an advisor or consultant, the termination of such Participant’s relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided, however, that if such Participant dies following such termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Participant’s death by such Participant’s executor(s) or administrator(s).

c. Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of a Participant while in the service of the Company, Options held by such Participant which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Participant’s Disability or death, by the Participant or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

d. Options may be terminated at any time by agreement between the Company and the Participant.

5.7 Forfeiture.

a. Termination for Cause. Notwithstanding any other provision of this Plan, if the Participant’s employment or engagement is terminated by the Company, and the Board, the Committee, or the Award Committee makes a determination that the Participant has:

i.	engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

ii.	been convicted of a felony;

iii.	disclosed trade secrets or confidential information of the Company; or

iv.	breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise;

then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Participant shall forfeit all Shares for which the Company has not yet delivered Share certificates to the Participant and the Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company’s discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of Share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

b. Non-Competition. Notwithstanding any other provision of this Plan, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, a Participant who is not a consultant or advisor commences any employment or engagement with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, all unexercised Options shall terminate immediately upon the commencement thereof. In the event a Participant who is a consultant or advisor has entered into an agreement with the Company that contains non-competition covenants and such consultant or advisor violates the terms of his or her non-competition covenant, all unexercised Options shall terminate immediately upon the date of such violation.

6.	Terms and Conditions of Restricted Shares

6.1 Restricted Share Awards. Restricted Shares may be granted either alone or in conjunction with other Awards. Restricted Shares granted under an Award will be issued for such consideration, if any, as the Board, the Committee, or the Award Committee shall determine. Any Restricted Shares awarded pursuant to the Plan shall be authorized by the Board, the Committee, or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The Board, the Committee, or the Award Committee will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

6.2 Restricted Share Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

a. Number of Shares. The Award Agreement shall state the number of Restricted Shares subject to the Award, which shall not include fractional Shares.

b. Price. The price per Restricted Share, if any, and the time of payment for the awarding of the Restricted Shares shall be stated in the Award Agreement.

The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

6.3 Consideration. The Board or the Committee shall determine the method of payment, if any payment is required, for the Restricted Shares to be granted under an Award, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value Per Share equal to the aggregate price payable for the restricted Shares, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that the Restricted Share price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value Per Share on the date of delivery that is not greater than the aggregate Restricted Share price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Restricted Share price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the Restricted Share price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to satisfy a Restricted Share price as it deems appropriate.

6.4 Restricted Share Certificates and Legends. A Share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, any other applicable agreement, or by applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VIROPHARMA INCOPORATED AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND VIROPHARMA INCORPORATED (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF VIROPHARMA INCORPORATED AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Share Award, the Participant may be required to deliver to the Company a Share power, endorsed in blank, relating to the Restricted Shares covered by such Award.

6.5 Restrictions and Conditions. Restricted Shares awarded pursuant to this Article 6 will be subject to the following restrictions and conditions:

a. Except as provided in Section 6.6, the restrictions on Restricted Shares shall lapse in accordance with such conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the Board, the Committee, or the Award Committee selects, in its sole and absolute discretion. During the period beginning on the date of an Award of Restricted Shares and ending when the restrictions on such Restricted Shares lapse as set forth in the Award Agreement or pursuant to Section 3.2(a) or Article 15 (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber such Restricted Shares.

b. During the Restriction Period, the Participant will be entitled to receive any cash distributions or dividends paid with respect to Restricted Shares and will be entitled to vote such Restricted Shares.

Consistent with Article 9, a Participant will be entitled to receive any distributions or dividends paid in the form of securities with respect to Restricted Shares, but such securities will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

c. If and when the restrictions on Restricted Shares lapse through the expiration of the Restriction Period or pursuant to Section 3.2(a) or Article 15, the certificates for such Restricted Shares will be replaced with new certificates, without the restrictive legends described in Section 6.4 applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died) at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died).

6.6 Forfeiture.

a. Except as otherwise provided herein or by the terms of any Award Agreement, upon the termination of a Participant’s employment or other relationship with the Company for any reason, all of that Participant’s Restricted Shares then subject to a Restriction Period will be forfeited.

b. Except as otherwise provided herein or by the terms of any Award Agreement, if an individual or corporate performance goal specified in an Award Agreement is not attained, and if it is not possible later to attain such goal, all of a Participant’s Restricted Shares then subject to a Restriction Period linked to the attainment of such goal will be forfeited.

c. Restricted Shares may be forfeited at any time during the applicable Restriction Period by agreement between the Company and the Participant.

d. If a Participant has paid the Company for Restricted Shares that are subsequently forfeited, the Company shall refund to the Participant the amounts paid to it for the forfeited Restricted Shares in the same form as it was paid (or in cash at the Company’s discretion).

7.	Restricted Share Units

Restricted Share Units may be granted hereunder, subject to such terms and conditions as the Board may impose and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the Board, the Committee, or the Award Committee selects, in its sole and absolute discretion. Each Restricted Share Unit will represent the right to receive from the Company, after fulfillment of any applicable conditions, a distribution from the Company in an amount equal to the Fair Market Value Per Share (at the time of the distribution). Distributions may be made in cash and/or Shares. Unless otherwise determined by the Board, Restricted Share Units may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. All other terms governing Restricted Share Units, such as vesting, dividend equivalent rights, time and form of payment and termination of units shall be set forth in the applicable Award Agreement.

8.	Performance Awards

The Committee may, in its discretion, include performance conditions in an Award, including with respect to dividend equivalents. If performance conditions are included in Awards to Section 162(m) Employees and such Awards are intended to qualify as “performance-based compensation” under Code Section 162(m), then such Awards will be subject to the achievement of Performance Goals with respect to a Performance Period established in writing by the Committee no later than the earlier of (i) 90 days after the Performance Period specified for such Performance Award or (ii) the date on which 25% of the Performance Period specified for such Performance Award has elapsed. Such Awards shall be granted and administered pursuant to the requirements of Code Section 162(m), including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. Performance Goals shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets. Before any Shares underlying an Award or any Award payments are released to a Section 162(m) Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Participants who are not Covered Employees need not comply with the requirements of Code Section 162(m). The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.” The Committee may provide in the Award Agreement that Awards under this Article 8 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under Code Section 162(m).

9.	Adjustments

9.1 Subject to required action by the stockholders, if any, if there is any change in the number or kind of shares of Common Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding Shares of Common Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Common Stock available for issuance under the Plan, the maximum number of shares of Common Stock for which any individual may receive Awards in any year, the kind and number of shares covered by outstanding Awards, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards. In addition, in the event of a Change of Control of the Company, the provisions of Article 15 of the Plan shall apply. Any adjustments determined by the Committee shall be final, binding and conclusive.

9.2 No fractional shares shall be issuable on account of any action mentioned in Section 9.1, and any fractional shares resulting from such adjustment shall be eliminated.

9.3 Any adjustments to outstanding Awards shall be consistent with Code Section 409A or 424, to the extent applicable.

10.	Time of Award

The date of an Award shall, for all purposes, be the date which the Board, the Committee, or the Award Committee specifies when the Board, the Committee, or the Award Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

11.	Modification, Extension and Renewal of Award

Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award to the extent that an Option under the Award has not already been exercised, or the restrictions on Restricted Shares under the Award have not already lapsed. Notwithstanding the foregoing: (a) no modification of an Award that adversely affects the Participant shall be made without the consent of the Participant, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an “Incentive Stock Option” within the meaning of Code Section 422, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

12.	Dividend Equivalents

Any participant selected by the Board or the Committee may be granted dividend equivalents based on the dividends declared of Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests, forfeits or expires, as determined by the Board or the Committee in its sole discretion. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee in its sole discretion.

13.	Purchase for Investment and Other Restrictions

13.1 The obligation of the Company to issue Shares to a Participant upon the exercise of an Option, upon the Award of Restricted Shares, or upon the distribution of Shares with respect to Restricted Share Units granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

13.2 At the option of the Board or the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option, upon the Award of Restricted Shares or upon the distribution of Shares with respect to Restricted Share Units granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO VIROPHARMA INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such legend.

14.	Transferability

No Award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, the Participant’s rights regarding Awards shall be exercisable only by such Participant, or, in the event of the legal incapacity or Disability of such Participant, then by the Participant’s legal guardian or representative.

15.	Change of Control

15.1 Discontinuation of Plan and Non-Substitution of Shares. Notwithstanding anything to the contrary set forth in this Plan other than Section 15.4 or Section 15.5, if there is a Change of Control in which the Plan is not continued by a successor corporation, and in which equivalent, substituted options for common stock and substituted restricted shares in a successor corporation are not provided to Participants, then the Plan shall be terminated and, for a Participant who is an employee of the Company or any of its Subsidiaries or who is a Director, all unvested options shall vest and restrictions on Restricted Shares shall lift, as follows:

a. if the Participant has been employed by the Company or a Subsidiary or has been a Director for at least two years as of the Change of Control, then: (i) all of the Participant’s unvested Options shall be fully and immediately vested and exercisable, and (ii) the restrictions on all of the Participant’s Restricted Shares shall lapse and the Shares shall become nonforfeitable; and

b. if the Participant has been employed by the Company or a Subsidiary or has been a Director for less than two years as of the Change of Control, then: (i) fifty percent (50%) of the Participant’s unvested Options as of the date of the Change of Control shall be immediately vested and exercisable and the remaining portion of the Options which are not vested shall lapse and be forfeited, and (ii) the restrictions on fifty percent (50%) of all of the Participant’s Restricted Shares subject to a Restriction Period as of the date of the Change of Control shall lapse and the remaining portion of such Restricted Shares shall be forfeited.

15.2 Continuation of Plan or Substitution of Shares. If there is a Change of Control in which the Plan is continued by a successor corporation or in which equivalent substituted options for common stock and substituted restricted shares in a successor corporation are provided to Participants, with respect to Participants who are employees of the Company or any of its Subsidiaries or who are Directors, Options shall vest and restrictions on Restricted Shares shall lift as follows:

a. if a Participant who is employed by the Company is not offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options and Restricted Shares held by such Participant as of the date of the Change of Control shall be fully and immediately vested and exercisable and shall have restrictions lifted in accordance with Section 15.1(a) or 15.1(b), as applicable, taking into account all service performed with the Company in any capacity for purposes of vesting; and

b. if any Participant is offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then Options and Restricted Shares shall not be subject to accelerated vesting; provided however, that if the Participant’s employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any unvested Options and Restricted Shares or substituted options or restricted shares shall be fully and immediately vested and exercisable and have restrictions lifted at the date of the Participant’s termination of employment in accordance with Section 15.1(a) or 15.1(b), as applicable, taking into account service performed with the Company and the successor corporation and all related employers for purpose of vesting.

15.3 In addition to arranging for the exchange of Options for options to purchase common stock in a successor corporation and the exchange of Restricted Shares for similarly restricted shares of common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and (i) to distribute to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares and (ii) to redeem any Restricted Share for cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Restricted Shares at the time of the Change of Control. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Committee.

15.4 Notwithstanding anything in this Article 15 to the contrary, each Award Agreement which evidences the grant of an award of Restricted Share Units shall set forth the consequences of the Change of Control upon such award of Restricted Share Units.

16.	Amendment of the Plan

Insofar as permitted by law and the Plan, and subject to Section 18.2, the Board or the Committee may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award, including amendments necessary or advisable to assure that the Incentive Stock Options, non-qualified stock options and Restricted Shares available under the Plan continue to be treated as such, respectively, under all applicable laws.

17.	Application of Funds

The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options and any sale of Restricted Shares shall be used for general corporate purposes or such other purpose as may be determined by the Board.

18.	Approval of the Plan

18.1 Effective Date of Plan. The Plan shall become effective on May 21, 2012, provided that it is approved by the Company’s stockholders on such date.

18.2 Stockholder Approval of Certain Amendments.

a. If the Board or the Committee amends the Plan to increase the aggregate number of Shares for which Awards may be awarded hereunder, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Awards with respect to such increased number of Shares shall lapse automatically on the first anniversary of the date of the adoption of such amendment.

b. If the Board or the Committee amends the Plan to change the designation of the class of employees eligible to receive Options, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Incentive Stock Options awarded after the date of such adoption automatically shall be converted into non-qualified stock options on the first anniversary of the date of the adoption of such amendment.

c. Section 5.2(b) of the Plan may not be amended to permit the grant of Options with an exercise price below Fair Market Value Per Share, to permit the repricing of outstanding Options or the cancellation of outstanding Options for a cash payment with an exercise price below Fair Market Value Per Share, unless such amendment is approved by the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy). The term “repricing” shall have the meaning given that term in accordance with the applicable stock exchange in which such Shares of Common Stock are registered, as in effect from time to time.

19.	Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise of an Option, grant of Restricted Shares or distribution of Shares with respect to Restricted Share Units unless the exercise of such Option, grant of such Restricted Shares or distribution of Shares with respect to such Restricted Share Units and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange upon which the Shares may then be listed, the laws of any foreign country or jurisdiction where awards are or will be granted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

20.	Reservation of Shares

20.1 The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.2 The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and/or sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.	Taxes, Fees, Expenses and Withholding of Taxes

21.1 The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options, Restricted Shares and Restricted Share Units and/or the issue and transfer of Shares pursuant to the exercise of Options or the distribution of Restricted Share Units, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

21.2 The granting of Awards hereunder and the issuance of Shares pursuant to the grant of Restricted Shares, the distribution of Restricted Share Units, and the exercise of Options is conditioned upon the Company’s reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state, foreign or local law as a result of: the grant of an Award, the vesting of an Option, the exercise of an Option, the lapse of restrictions with respect to Restricted Shares and Restricted Share Units, the distribution of Restricted Share Units, or the sale of Shares. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state, foreign or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards. If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Awards paid in Common Stock by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

22.	Compliance with Law

22.1 The Plan, the exercise of Options and the obligations of the Company to issue or transfer Shares of Common Stock under Awards shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Code Section 422, and Awards of “qualified performance-based compensation” comply with the applicable provisions of Code Section 162(m). To the extent that any legal requirement of section 16 of the Exchange Act or Code Section 422 or 162(m) as set forth in the Plan ceases to be required under section 16 of the Exchange Act or Code Section 422 or 162(m), such Plan provision shall cease to apply. The Board or the Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Board or the Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Board or the Committee may, in its sole discretion, agree to limit its authority under this Section.

22.2 The Plan is intended to comply with the requirements of Code Section 409A, to the extent applicable. Each Award shall be construed and administered such that the Award either (a) qualifies for an exemption from the requirements of Code Section 409A or (b) satisfies the requirements of Code Section 409A. If an Award is subject to Code Section 409A, (i) distributions shall only be made in a manner and upon an event permitted under Code Section 409A, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Code Section 409A, (iii) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Code Section 409A, and (iv) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Code Section 409A.

22.3 Any Award that is subject to Code Section 409A and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Code Section 409A. If a distribution is delayed pursuant to Code Section 409A, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Code Section 416(i) and the “specified employee” requirements of Code Section 409A.

22.4 Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Code Section 409A. Although the Company intends to administer the Plan to prevent taxation under Code Section 409A, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

23.	Miscellaneous

23.1 Stockholder Approval for “Qualified Performance-Based Compensation.” If Awards are made under Article 8 above, the Plan must be reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Article 8, if additional Awards are to be made under Article 8 and if required by Code Section 162(m) or the regulations thereunder.

23.2 Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option, granted pursuant to an Award of Restricted Shares, or distributed with respect to Restricted Share Units to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

23.3 No Enlargement of Participant Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

23.4 Application of Company Clawback Policy. All Awards under the Plan are subject to the applicable provisions of the Company’s clawback or recoupment policy approved by the Board or Committee, as such policy may be in effect from time to time.

23.5 Information to Participants. The Company, upon request, shall provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

23.6 Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

23.7 Section Headings. The descriptive headings of this Plan are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Plan.

23.8 Invalid Provisions. If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed to render any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

23.9 Employees Resident or Subject to Taxation Outside the United States. With respect to Participants who are resident or subject to taxation in countries other than the United States, the Board or the Committee may make Awards on such terms and conditions as the Board or the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

23.10 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of law principles of Pennsylvania or any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

Executed this 21st day of May, 2012.

[Corporate Seal]	VIROPHARMA INCORPORATED

Attest:	By:

VIROPHARMA INCORPORATED

2012 Annual Meeting of Stockholders – May 21, 2012

SOLICITED ON BEHALF OF THE COMPANY AND APPROVED

BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Vincent J. Milano, Charles Rowland and J. Peter Wolf, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to appear at the Annual Meeting of Stockholders of ViroPharma Incorporated to be held on May 21, 2012 and at any continuation, postponement or adjournment thereof, and to vote all of the shares of ViroPharma Incorporated that the undersigned is entitled to vote, with all powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2012

You may access our proxy statement and our annual report to stockholders for the year ended December 31, 2011 at www.proxyvote.com.

ELECTION OF CLASS I DIRECTORS FOR A TERM OF THREE YEARS:

Paul A. Brooke	FOR	☐	WITHHOLD AUTHORITY	☐
Michael R. Dougherty	FOR	☐	WITHHOLD AUTHORITY	☐
Robert J. Glaser	FOR	☐	WITHHOLD AUTHORITY	☐

AMENDMENT OF 2005 EQUITY INCENTIVE PLAN:

FOR	☐	AGAINST	☐	ABSTAIN	☐

ADVISORY VOTE ON EXECUTIVE COMPENSATION

FOR	☐	AGAINST	☐	ABSTAIN	☐

RATIFICATION OF APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

FOR	☐	AGAINST	☐	ABSTAIN	☐

(Please date and sign on reverse side)

This space intentionally left blank

This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election as directors of the nominees named on this proxy card; FOR amendment of the 2005 Equity Incentive Plan; FOR the advisory vote on executive compensation; and FOR ratification of the appointment of KPMG as our independent registered public accounting firm.

A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Date: , 2012

Signature (s)

Please sign your name exactly as it appears hereon, indicating any official position or representative capacity. If Shares are registered in more than one name, all owners must sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE

PREPAID ENVELOPE.

cut here

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple questions. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-626-4508 on a touch-tone telephone

OR

2.	VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.

YOUR CONTROL NUMBER IS: